
                                                               EXHIBIT NO. 10.51

          CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE
         SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.

                                LICENSE AGREEMENT

                                 BY AND BETWEEN

                                   PFIZER INC.

                                       AND

                          EYETECH PHARMACEUTICALS, INC.

                          Dated as of December 17, 2002

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                                Table of Contents

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ARTICLE 1         DEFINITIONS......................................................................    1

ARTICLE 2         LICENSES.........................................................................   14

   2.1   Eyetech Grants............................................................................   14
   2.2   License Grant to Eyetech..................................................................   16
   2.3   Sublicensing..............................................................................   16

ARTICLE 3         BASE PAYMENTS AND PERFORMANCE MILESTONES.........................................   17

   3.1   Base Payments.............................................................................   17
   3.2   Performance Milestones....................................................................   18

ARTICLE 4         REVENUE SHARE....................................................................   21

   4.1   Revenue Share.............................................................................   21
   4.2   Survival of Licenses After Expiration of Royalty Term and After Expiration of
         Co-Promotion Term.........................................................................   23
   4.3   Third Party Royalties.....................................................................   23

ARTICLE 5         ACCOUNTING AND PROCEDURES FOR PAYMENTS...........................................   26

   5.1   Sales Subject to Royalty Obligations......................................................   26
   5.2   Royalty Payments; Royalty Reports; Pfizer Operating Profit................................   26
   5.3   Currency Exchange; Late Payments..........................................................   27
   5.4   Withholding Taxes.........................................................................   28
   5.5   Audits....................................................................................   28
   5.6   Blocked Payments..........................................................................   29

ARTICLE 6         TECHNICAL AND OTHER INFORMATION..................................................   29

   6.1   Disclosure of Technical Information.......................................................   29
   6.2   Confidentiality...........................................................................   30
   6.3   Publicity Related to this Agreement.......................................................   30
   6.4   Applicability of Obligations to Affiliates, Employees, Directors, Agents,
         Independent Contractors and Consultants...................................................   31

ARTICLE 7         PATENTS..........................................................................   31

   7.1   Third Party License Agreements............................................................   31
   7.2   Disclosure of Patent Applications and Proceedings.........................................   32
   7.3   Prosecution and Maintenance; Costs........................................................   33
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                                Table of Contents

                                   (continued)

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   7.4   Third Party Infringement Actions..........................................................   34
   7.5   Patent Term Extensions....................................................................   36
   7.6   US Territory Intellectual Property Infringement Claims....................................   37
   7.7   ROW Territory Intellectual Property Infringement Claims...................................   37
   7.8   Ownership and Prosecution of Patent Rights Included in the Collaboration
         Intellectual Property.....................................................................   37

ARTICLE 8         REPRESENTATIONS, WARRANTIES AND COVENANTS........................................   38

   8.1   Eyetech Representations and Warranties....................................................   39
   8.2   Pfizer Representations and Warranties.....................................................   44
   8.3   Eyetech Covenants.........................................................................   45
   8.4   No Consequential or Punitive Damages......................................................   46

ARTICLE 9         TERM.............................................................................   47

ARTICLE 10        TERMINATION......................................................................   47

   10.1  Termination for Convenience...............................................................   47
   10.2  Termination for Breach....................................................................   48
   10.3  Breach of Non-Competition Obligations.....................................................   50
   10.4  Effects of Termination....................................................................   50
   10.5  Non-Competition...........................................................................   52
   10.6  Acquisitions Involving Competing Products.................................................   54
   10.7  Competing Products in the EU..............................................................   55

ARTICLE 11        DISPUTE RESOLUTION...............................................................   55

   11.1  Arbitration...............................................................................   55
   11.2  No Limitation.............................................................................   57

ARTICLE 12        MISCELLANEOUS....................................................................   57

   12.1  Force Majeure.............................................................................   57
   12.2  Assignment................................................................................   57
   12.3  Governing Law.............................................................................   57
   12.4  Jurisdiction..............................................................................   58
   12.5  Notices...................................................................................   58
   12.6  Entire Agreements; Amendments.............................................................   59
   12.7  Severability..............................................................................   60
   12.8  Waivers...................................................................................   60
   12.9  Binding Effect............................................................................   60
   12.10 Further Assurances........................................................................   60
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                                Table of Contents

                                   (continued)

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   12.11 Third Party Beneficiaries.................................................................   61
   12.12 Performance by Subsidiaries and Affiliates................................................   61
   12.13 Counterparts..............................................................................   61
   12.14 Headings..................................................................................   61
   12.15 Offset....................................................................................   62

EXHIBIT 1.8      -   COMPOUND
EXHIBIT 1.18     -   EYETECH PATENT RIGHTS
EXHIBIT 8.1(f)   -   CERTAIN INTELLECTUAL PROPERTY MATTERS
EXHIBIT 8.1(i)   -   FUNDING SOURCES
EXHIBIT 8.1(j)   -   STUDIES

                                LICENSE AGREEMENT

         THIS LICENSE AGREEMENT (this "Agreement") dated as of December 17, 2002 (the "Execution Date") between Pfizer Inc., a corporation organized under the laws of the state of Delaware, 235 East 42nd Street, New York, New York 10017 ("Pfizer"), and Eyetech Pharmaceuticals, Inc. ("Eyetech"), a corporation organized under the laws of the state of Delaware, 500 Seventh Avenue, 18th Floor, New York, New York 10018.

         WHEREAS, Eyetech owns or licenses or may acquire rights under certain patents and patent applications, licenses to patents and patent applications, know-how, trade secrets and scientific and technical information relating to the aptamer known as Macugen;

         WHEREAS, the Parties desire to co-promote products containing or based on the Macugen aptamer in the US Territory (as defined below); and

         WHEREAS, Pfizer desires to acquire from Eyetech exclusive rights to develop and commercialize products containing or based on the Macugen aptamer in the ROW Territory (as defined below).

         NOW, THEREFORE, the Parties agree as follows:

                                    ARTICLE 1

                                   DEFINITIONS

         Any capitalized terms used herein that are not expressly defined in this Agreement shall have the meanings set forth in the Collaboration Agreement. For purposes of this Agreement, the following definitions shall be applicable:

         1.1 "Affiliate" means any Person directly or indirectly controlled by, controlling or under common control with, a Party, but only for so long as such control shall continue. For purposes of this definition, "control" (including, with correlative meanings, "controlled by",

"controlling" and "under common control with") means, with respect to a Person, possession, direct or indirect, of (a) the power to direct or cause direction of the management and policies of such Person (whether through ownership of securities or partnership or other ownership interests, by contract or otherwise), or (b) at least 50% of the voting securities (whether directly or pursuant to any option, warrant or other similar arrangement) or other comparable equity interests. For the avoidance of doubt, neither of the Parties shall be deemed to be an "Affiliate" of the other.

         1.2 "AMD Product" means a Product developed for use in the treatment of age-related macular degeneration.

         1.3 "Approval" means receipt from the applicable Regulatory Authority of approval to market a drug in one or more countries.

         1.4 "Bankruptcy Code" means 11 U.S.C Sections 101-1330, as amended.

         1.5 "Cash Flow" means, with respect to any Person (or any combination of two or more Persons) for any fiscal period, such Person's (or such combination's) EBITDA for such fiscal period, less any milestone payment amounts received by such Person (or combination) pursuant to Section 3.1(a) of this Agreement included in such EBITDA and less any capital expenditures paid by such Person (or such combination) during such fiscal period.

         1.6 "Collaboration Agreement" means the Collaboration Agreement dated as of the date hereof between the Parties.

         1.7 "Collaboration Intellectual Property" means Patent Rights and Technical Information developed or acquired by either Party, or jointly by the Parties, or by their respective Affiliates, in the course of the Parties' and their respective Affiliates' activities pursuant to this Agreement or the Collaboration Agreement.

         1.8 "Compound" means the anti-VEGF aptamer known as Macugen (EYE001), as more specifically described in Exhibit 1.8, including without limitation metabolites or prodrugs thereof, and any hydrates, conjugates, salts, esters, isomers, polymorphs or analogues of any of the foregoing.

         1.9 "Control" or "Controlled" means, with respect to any intellectual property right, the possession (whether by ownership or license) by a Party (or by any Subsidiary of a Party) of the ability to grant to the other Party a license under such right without violating the terms of any agreement with any third party.

         1.10 "Co-Promote" shall have the meaning ascribed to it in the Collaboration Agreement.

         1.11 "DME Product" means a Product developed for use in the treatment of diabetic macular edema.

         1.12 "EBITDA" means, with respect to any Person (or combination of two or more Persons) for any fiscal period, an amount equal to the sum of (a) the Net Income of such Person (or such combination) for such fiscal period plus
(b) depreciation, amortization, Interest Expense and taxes deducted in calculating such Net Income, plus (c) any extraordinary or nonrecurring losses deducted in calculating such Net Income, minus (d) any extraordinary or nonrecurring gains included in calculating such Net Income, all as determined in accordance with GAAP.

         1.13     "Effective Date" means the HSR Clearance Date.

         1.14 "EMEA" means The European Agency for the Evaluation of Medicinal Products.

         1.15 "Escrow Agent" means the third party financial institution party to, and serving as escrow agent in accordance with, the Escrow Agreement.

         1.16 "Escrow Agreement" means the escrow agreement entered into by and among the Parties, and a third party financial institution in accordance with Section 3.1(c).

         1.17 "EU" means the European Union, as it may be expanded from time to time.

         1.18 "Eyetech Patent Rights" means all Patent Rights, now or hereafter during the Term, Controlled by Eyetech or its Subsidiaries relating to, or useful in connection with, the manufacture, use or sale of the Compound or the Products, including, without limitation, the patents and patent applications set forth on Exhibit 1.18, but excluding patents and patent applications claiming drug delivery devices, methods or technology licensed by any third party to Eyetech under any license agreement other than the Gilead License, the Shearwater License or the Isis License.

         1.19 "Eyetech Technical Information" means all scientific or technical information and related know-how and trade secrets, now or hereafter during the term of this Agreement, Controlled by Eyetech or its Subsidiaries relating to the Compound or the Products, including but not limited to: (a) medical, clinical, toxicological or other scientific data and (b) processes and analytical methodology useful in the development, testing, analysis, manufacture or packaging of the Compound or the Products (excluding drug delivery know-how and technology licensed by any third party to Eyetech under any license agreement other than the Gilead License, the Shearwater License or the Isis License).

         1.20 "Field" means the prevention, treatment or control of all ophthalmic diseases or conditions.

         1.21     "Fixed Charge Coverage Ratio" means the ratio of:

                  (a) the aggregate amount of EBITDA for the twelve (12) month period ended on the last day of the most recently completed fiscal quarter referred to in clause (a)(i), (b)(i) or

(c)(i), as applicable, of the definition of [**] (such four full fiscal quarter period being referred to herein as the "Prior Quarters") for which financial statements contained in an SEC Report have been filed with the SEC or, where Eyetech or any Person acquiring control of or merging with Eyetech in connection with a Change in Control is not required under applicable law to file SEC Reports, for which financial statements have been delivered to Pfizer, to

                  (b) the aggregate amount of Fixed Charges of such Person for the Prior Quarters.

In addition to and without limitation of the foregoing, for purposes of this
Section 1.21, in the case of a Change in Control of Eyetech, "EBITDA" and "Fixed Charges" shall be calculated as if such Change in Control occurred during the most recently completed Prior Quarter after giving effect on a pro forma basis for the period of such calculation to, without duplication, Interest Expense with respect to Indebtedness and transaction fees incurred with respect to the transactions related to such Change in Control of Eyetech and any Person that acquires control of Eyetech or with whom Eyetech merges in such Change in Control (and the application of the net proceeds thereof) during the period commencing on the first day of the Prior Quarters to and including the last day of the Prior Quarters (the "Reference Period"), all as if such incurrence (and application) and expense occurred on the first day of the Reference Period. Furthermore, if interest on any Indebtedness incurred with respect to the transactions related to such Change in Control may optionally be determined at an interest rate based upon a factor of a prime, LIBOR, or similar rate, a eurocurrency interbank offered rate, or other rates, then the interest rate in effect on the date of such transactions will be deemed to have been the interest rate in effect on such Indebtedness during the Reference Period.

         1.22 "Fixed Charges" means, with respect to any Person (or any combination of two or more Persons) for any fiscal period, such Person's (or such combination's) (a) Interest Expenses and (b) dividends paid by such Person (or such combination) during such fiscal period, all as determined in accordance with GAAP.

         1.23 "Generic Competition" shall exist during a given calendar quarter with respect to a Product in any country in the ROW Territory if, during such calendar quarter, one or more Generic Products shall be commercially available in such country and shall have, in the aggregate, a [**] percent ([**]%) or more market share of the aggregate of (Products and Generic Products) (based on data provided by IMS International, or if such data is not available, such other reliable data source as reasonably determined by Pfizer and agreed by Eyetech (such agreement not to be unreasonably withheld)) as measured by unit sales. In the event IMS International data (or such other agreed data source) is not sufficient to determine the percentage market share for each country in the EU, the percent market share for the EU countries for which data is not available will be deemed to be the average percent market share for those EU countries in which the data is available.

         1.24 "Generic Products" mean, with respect to a Product commercialized by Pfizer in a country, products (other than Products commercialized by Pfizer pursuant to this Agreement) that (a) contain the same active chemical entity(ies) as contained in such Product and (b) have the same therapeutic benefit as such Product.

         1.25 "Gilead License" means the Licensing Agreement dated as of March 30, 2000, by and among Eyetech, Gilead Sciences, Inc. ("Gilead") and NeXstar Pharmaceuticals, Inc., as amended from time to time.

         1.26 "Indebtedness" means (a) indebtedness for borrowed money; (b) the deferred price of property or services (which shall not include ordinary course of business payables); (c) obligations evidenced by notes, bonds, debentures, mortgages or similar instruments; (d) capital or finance lease obligations or hire purchase arrangements; (e) receivables sold or discounted (other than on a non-recourse basis); (f) any amount raised under any other transaction (including any forward sale or purchase agreement) having the commercial effect of a borrowing; and (g) the amount of any balance sheet liability in respect of any guarantee or indemnity for any of the items referred to in paragraphs (a) to (f) above.

         1.27 "Interest Expense" means, for any period, without duplication, the sum of (a) the interest expense of such Person for such period as determined on a consolidated basis in accordance with GAAP, including, without limitation,
(i) any amortization or accretion of debt discount, (ii) the net cost under any hedge instrument, (iii) the interest portion of any deferred payment obligation, and (iv) all accrued interest; (b) the interest component of capitalized lease obligations determined on a consolidated basis in accordance with GAAP; and (c) that portion of all operating lease rentals representative of an interest factor (which shall be deemed to be equal to 1/3 of all operating lease rentals).

         1.28 "Isis License" means the License Agreement dated as of December 31, 2001, by and between Eyetech and Isis Pharmaceuticals, Inc. ("Isis"), as amended from time to time.

         1.29 "Law" or "Laws" means all laws, statutes, rules, Codes, regulations, orders, judgments and/or ordinances of any Governmental Authority.

         1.30 "Launch" means the initial shipping of a Product as a, or for, commercial sale to an unaffiliated third party, excluding any shipping for test marketing, clinical trial purposes or compassionate or similar use.

         1.31     "[**]:



                  (a) at any given time, both (i) Eyetech's Quarterly Cash Flow for each of Eyetech's [**] most recently completed fiscal quarters [**] and (ii) [**] for the [**] period ended on the last day of the most recently completed fiscal quarter referred to in clause (i) has been equal to or greater than [**];or



                  (b) on the date of [**], both (i) the Quarterly Cash Flow of the combination of [**] in connection with such [**] for each of such [**] most recently completed fiscal [**] quarters [**] and (ii) the [**] period ended on the last day of the most recently completed fiscal quarter referred to in clause (i) has been equal to or greater than [**]; or



                   (c) at any given time [**], both (i) the Quarterly Cash Flow [**] in connection with such [**] as to periods [**] for each of such [**} most recently completed fiscal quarters [**] and (ii) the [**] as to periods [**] period ended on the last day of the most recently completed fiscal quarter referred to in clause (i) has been equal to or greater than [**]; or



                   (d) [**] pursuant to Section 17.11 of the Collaboration Agreement.



As used in this Section 1.31 and the other provisions of this Agreement relating to the defined terms used in this Section 1.31, (x) "fiscal quarters" shall refer to full calendar quarters or successive periods of 13 weeks, as applicable and [**] under this Agreement and the Collaboration Agreement [**] immediately prior to the [**] related to such [**], but otherwise will include only [**] in connection with or as part of [**].



Notwithstanding anything to the contrary contained herein, if any Quarterly Cash Flow [**] referenced above is derived from financial statements for any completed fiscal year ended on or before the last day of the most recently completed fiscal quarter for which the Quarterly Cash Flow [**] is computed for the purpose of [**] and either (a) such financial statements for such completed fiscal year are not accompanied by an audit opinion of a nationally recognized independent accounting firm or (b) the audit opinion accompanying such financial statements contains a going concern qualification, then [**] shall be deemed to exist based upon any such Quarterly Cash Flow [**].


         1.32 "Major Country" means France, Germany, Italy, Spain or the United Kingdom.

         1.33 "MEEI/Draper License" means the License Agreement dated as of April 4, 2002, by and among Eyetech, The Massachusetts Eye and Ear Infirmary ("MEEI") and The Charles Stark Draper Laboratory, Inc. ("Draper"), as amended from time to time.

         1.34 "NDA" means a New Drug Application filed with the FDA with respect to a Product.

         1.35 "Net Income" means, with respect to any Person (or any combination of two or more Persons) for any fiscal period, the consolidated net income (or loss) of such Person (or such combination on a pro forma basis), all as determined in accordance with GAAP.

         1.36 "Net Sales" means the gross amounts billed or invoiced by Pfizer, its Affiliates and sublicensees for Products in the ROW Territory, less the following deductions:

                  (a) trade, quantity and cash discounts allowed, but expressly excluding discounts or allowances offered as part of a package of products that includes a Product sold by Pfizer, its Affiliates or sublicensees;

                  (b) refunds, chargebacks and any other allowances which effectively reduce the net selling price;

                  (c) actual product returns, credits and allowances allowed to customers, and actual bad debts;

                  (d) rebates actually paid or credited to any governmental agency (or branch thereof) or to any third party payor, administrator or contractee;

                  (e) discounts mandated by, or granted to meet the requirements of, applicable state, provincial or federal law, wholesaler, including required chargebacks and retroactive price reductions;

                  (f) transportation, freight, postage charges and other charges, such as insurance, relating thereto, in each case included as a specific line item on an invoice to such third parties; and

                  (g) taxes, excises or other governmental charges upon or measured by the production, sale, transportation, delivery or use of goods, in each case included as a specific line item on an invoice to such third parties.

         If any such sales to third parties are made in transactions that are not at arm's length between the buyer and the seller, then the gross amount to be included in the calculation of Net Sales shall be the amount that would have been invoiced had the transaction been conducted at arm's length. Such amount that would have been invoiced shall be determined, wherever possible, by reference to the average selling price of the relevant Product in arm's-length transactions in the relevant country.

         If Pfizer, its Affiliate or sublicensee sells a Product in unfinished form to a third party for resale, then the gross amount to be included in the calculation of Net Sales arising from such sale shall be the amount invoiced by the third party upon resale, in lieu of the amounts invoiced by Pfizer, its Affiliates or sublicensee when selling the Product in unfinished form. Otherwise, where Pfizer, its Affiliate or sublicensee sells a Product in finished form to a third party that does not require a sublicense under the Eyetech Patent Rights for further resale (each such third party hereinafter a "Distributor"), the amount to be included in the calculation of Net Sales shall be the price invoiced from Pfizer or its Affiliate or sublicensee to the third party, not the amount invoiced by the third party upon resale.

         If, in addition to or in lieu of a transfer price paid for quantities of Product supplied, any Distributor provides consideration to Pfizer, its Affiliate or sublicensee in connection with any Product or the Distributor's rights or relationship with Pfizer, its Affiliate or sublicensee in relation thereto, then such consideration shall be included in the calculation of Net Sales in the Quarter in which it becomes due to Pfizer or its Affiliate or sublicensee (as applicable). Notwithstanding the foregoing, amounts received by Pfizer, or its Affiliates or sublicensees, for the sale of Products among Pfizer and its Affiliates or sublicensees for resale shall not be included in the computation of Net Sales hereunder.

         Net Sales shall be determined from books and records maintained in accordance with GAAP, consistently applied throughout the organization and across all products of the entity whose sales of Product are giving rise to Net Sales.

         1.37 "Party" means either Eyetech or Pfizer; "Parties" means both Eyetech and Pfizer.

         1.38 "Patent Rights" means the rights and interest in and to all issued patents and pending patent applications in any country in the Territory, including, without limitation, all divisionals, continuations, renewals, continuations-in-part, patents of addition, supplementary protection certificates, extensions, registrations or confirmation patents and reissues thereof.

         1.39 "Person" means any natural person or any corporation, company, partnership, joint venture, firm or other entity, including without limitation a Party.

         1.40 "Pfizer Patent Rights" means all Patent Rights, Controlled by Pfizer or its Subsidiaries as of the Effective Date or developed or acquired by Pfizer or its Subsidiaries in the course of the activities contemplated by this Agreement or the Collaboration Agreement, relating to, or useful in connection with, the manufacture, use or sale of the Compound or the Products.

         1.41 "Pfizer Technical Information" means all scientific or technical information and related know-how and trade secrets, Controlled by Pfizer or its Subsidiaries as of the Effective Date or developed or acquired by Pfizer or its Subsidiaries in the course of the activities contemplated by this Agreement or the Collaboration Agreement, including but not limited to: (a) medical, clinical, toxicological or other scientific data and (b) processes and analytical methodology useful in the development, testing, analysis, manufacture or packaging of the Compound or the Products.

         1.42 "Product Operating Profit" means Net Sales less the Product-related costs attributable to the following: cost of goods sold; third party royalties; advertising and promotion expenses, including but not limited to Product samples, speaker programs and market research; field force costs, including but not limited to field aids; continuing medical education programs; research and development; destroyed returns, destroyed inventory and other salvage; and other direct expenses relating to the manufacture, promotion and sale of the Product, including but not limited to direct legal expenses.

         1.43 "Products" means any product, which (a) contains or is based on the Compound, either alone or in combination with one or more other therapeutically active substances, and (b) is for use in the Field; including for the avoidance of doubt any AMD Product, DME Product or other product developed for any new indication in the Field or as a new un-pegylated formulation of any such AMD Product, DME Product or other product; and which product either (x) if manufactured, used, sold, offered for sale, or imported would, in the absence of the licenses granted hereunder, infringe a Valid Claim, or (y) utilizes Eyetech Technical Information or Collaboration Intellectual Property in its manufacture, use or development.

         1.44     "Quarter" means each of the periods ending on each of the four
(4) thirteen (13) week periods as used by Pfizer as reported in its filings with the Securities and Exchange Commission, the first commencing on January 1 of any year. For sake of clarification, outside the United States, Net Sales are computed on each of four (4) thirteen (13) week periods, the first commencing on December 1 of any year.

         1.45 "Quarterly Cash Flow" means, with respect to any Person (or any combination of two or more Persons) for any fiscal quarter, such Person's (or such combination's) Cash Flow for such fiscal quarter.

         1.46 "Regulatory Authority" means any Governmental Authority, including without limitation EMEA or FDA, with responsibility for granting any licenses or approvals (with the exception of price approvals) necessary for the marketing and sale of pharmaceutical products in any country.

         1.47 "Royalty Term" means, on a country-by-country and Product-by-Product basis, the period commencing on the Effective Date and ending on the latest date on which such Product is covered by a Valid Claim, or fifteen
(15) years from the Launch of such Product in such country, whichever is later.

         1.48 "ROW Territory" means all countries in the world outside the US Territory.

         1.49 "SEC Reports" means all annual, quarterly or periodic reports and registration statements required to be filed with the Securities and Exchange Commission ("SEC") under applicable law.

         1.50 "Shearwater License" means the License, Manufacturing and Supply Agreement dated as of February 5, 2002, by and between Eyetech and Shearwater Corporation ("Shearwater"), as amended from time to time.

         1.51 "Subsidiary" means, with respect to a Party, a majority or wholly owned direct or indirect subsidiary of such Party.

         1.52 "Technical Information" means Eyetech Technical Information or Pfizer Technical Information.

         1.53 "Term" means the period commencing on the Effective Date and ending on the expiration of the last-to-expire Royalty Term.

         1.54     "Territory" means the US Territory and the ROW Territory.

         1.55 "US Territory" means the United States of America, including its territories, possessions and Puerto Rico.

         1.56 "Valid Claim" means any claim from (a) an issued and unexpired patent included within the Eyetech Patent Rights or the Collaboration Intellectual Property (other than, in the case of Collaboration Intellectual Property, claims of Patent Rights that claim inventions solely owned by Pfizer or solely licensed by Pfizer) that has not been revoked or held unenforceable or invalid by a decision of a court or other Governmental Authority of competent jurisdiction, and that has not been disclaimed, denied or admitted to be invalid or unenforceable through reissue or disclaimer or otherwise; or (b) a patent application included within the Eyetech Patent Rights or the Collaboration Intellectual Property (other than, in the case of Collaboration Intellectual

Property, claims of Patent Rights that claim inventions solely owned by Pfizer or solely licensed by Pfizer) that has not been cancelled, withdrawn or abandoned or been pending for more than [**] years.

         1.57     "Year" means a calendar year.

                                    ARTICLE 2

                                    LICENSES

         2.1 Eyetech Grants. Subject to the terms of this Agreement, Eyetech hereby grants to Pfizer, and Pfizer hereby accepts:

                  (a) an exclusive (even as to Eyetech) license under the Eyetech Patent Rights and Eyetech Technical Information, and under Eyetech's rights in Collaboration Intellectual Property, to develop, make, have made, use, sell, offer for sale, import, and have imported Products in the ROW Territory and a nonexclusive license under the Eyetech Patent Rights and Eyetech Technical Information, and under Eyetech's rights in Collaboration Intellectual Property, to use, make and have made Products in the US Territory solely for export to and sale in countries in the ROW Territory; and


                  (b) an exclusive (even as to Eyetech) license under the Eyetech Patent Rights and Eyetech Technical Information, and under Eyetech's rights in Collaboration Intellectual Property, to develop, make, have made, use, sell, offer for sale, import, and have imported Products in the US Territory, [**] under the Eyetech Patent Rights and Eyetech Technical Information, and under Eyetech's rights in Collaboration Intellectual Property, to develop, make, have made, use, sell, offer for sale, import, and have imported Products in the US Territory [**}; provided that [**], as set forth in this Section 2.1(b) [**] other than in accordance with the Collaboration Agreement; provided further that if, [**] set forth in Section 1.31(b)[**] in this Section 2.1(b)[**] at such time [**] set forth in Section 1.31(d) [**] set forth in Section 1.31(d) [**]. The [**] license set forth in this Section 2.1(b) is subject to all of Pfizer's obligations under the Collaboration Agreement so long as the Collaboration Agreement shall remain in effect.

                  (c) The licenses granted by Eyetech in Sections 2.1(a) and 2.1(b) are subject to a retained right of Eyetech to perform Eyetech's obligations and exercise Eyetech's rights under the Collaboration Agreement and the Other Product-Related Agreements.

                  (d) The licenses granted in Sections 2.1(a) and (b) include sublicenses, as applicable. The sublicenses granted by Eyetech to Pfizer in Sections 2.1(a) and (b) are subject to the following terms of the Gilead Agreement, the Isis Agreement and the Shearwater Agreement, respectively:

                           (i)      Sections 2.4, 2.5, 3.6, 3.8, 6.3 and 6.7 of
the Gilead Agreement;

                           (ii)     Sections 4.3 and 4.4 of the Isis Agreement;
and

                           (iii)    Sections 2.3, 3.2, 3.5, 4.1, 4.9, 8.1,
8.2.3, 9.1 and 9.6 of the Shearwater Agreement.

                  (e) Any sublicensee obligations required by the Gilead Agreement, the Isis Agreement and the Shearwater Agreement to be included in a sublicense thereunder, including without limitation any required provision making the applicable third party licensor a third party beneficiary of any sublicense thereunder, shall be deemed to be included in this Agreement.

                  (f) The licenses granted by Eyetech in Sections 2.1(a) and 2.1(b) with respect to the patents referenced in the third paragraph of
Exhibit 8.1(i) hereof are subject to 35 USC Sections 200-212, 37 CFR Section 401 et seq. and applicable governmental implementing regulations. Any right granted in this Agreement greater than that permitted under 35 USC Sections 200-212 or 37 CFR Section 401 et seq. shall be subject to modification as may be required to conform to the provisions of those statutes. All rights reserved to the United States government and others under 35 USC Sections 200-212 and 37 CFR
Section 401 shall remain and shall in no way be affected by this Agreement.

         2.2 License Grant to Eyetech. Pfizer hereby grants to Eyetech a nonexclusive right and license (and sublicense, as applicable) under the Pfizer Patent Rights and Pfizer Technical Information, and under Pfizer's rights in Collaboration Intellectual Property, solely to Co-Promote the Products in the US Territory and to exercise Eyetech's rights and perform Eyetech's obligations under this Agreement and the Collaboration Agreement.

         2.3      Sublicensing.

                  (a) The license in Section 2.1(a) above includes the right by Pfizer to grant sublicenses; provided that, Eyetech's prior written consent, not to be unreasonably withheld or delayed, shall be required for sublicenses to non-Affiliates under such license. The license in Section 2.1(b) above does not include any right by Pfizer to grant sublicenses without Eyetech's prior written consent.

                  (b) Any sublicense granted by Pfizer must be granted pursuant to a written agreement that subjects the sublicensee to all relevant restrictions, limitations and obligations in this Agreement and in the Collaboration Agreement.

                  (c) Pfizer shall be responsible for failure by its sublicensees to comply with, and Pfizer guarantees to Eyetech the compliance by each of its sublicensees with, all relevant restrictions, limitations and obligations in this Agreement and in the Collaboration Agreement.

                  (d) In the event of a material default by any sublicensee under a sublicense agreement, Pfizer will inform Eyetech and take such action, after consultation with Eyetech, that in Pfizer's reasonable business judgment is required to address such default.

                  (e) Pfizer shall provide Eyetech with a copy of each sublicense agreement, in final executed form, that Pfizer enters into in accordance with this Section 2.3 not later than five (5) days after the execution of such sublicense agreement; provided that Pfizer may redact the financial terms from such copies if permitted under the applicable requirements of the Gilead License, the Shearwater License and the Isis License requiring delivery to Gilead, Shearwater or Isis of copies of sublicense agreements.

                                   ARTICLE 3

                    BASE PAYMENTS AND PERFORMANCE MILESTONES

         In consideration of the licenses granted to Pfizer hereunder and the disclosure to Pfizer of Eyetech Technical Information, and subject to the provisions of this Agreement, Pfizer shall pay to Eyetech Base Payments and Performance Milestones as follows:

         3.1      Base Payments.

                  (a) Subject to the terms and conditions of this Agreement, Pfizer shall pay to Eyetech the following payments (the "Base Payments"):

------------------------------------------------------------------------------
                   Event                                           Payment
------------------------------------------------------------------------------

(i)      Signing of this Agreement.                                $75,000,000
------------------------------------------------------------------------------
(ii)     Acceptance for filing of [**] Product.                    $[**]
------------------------------------------------------------------------------
(iii)    Acceptance for filing of [**] Product.                    $[**]
------------------------------------------------------------------------------
(iv)     Approval of [**].                                         $[**]
------------------------------------------------------------------------------
(v)      Approval of [**].                                         $[**]
------------------------------------------------------------------------------
(vi)     Filing of [**].                                           $[**]
------------------------------------------------------------------------------
(vii)    Launch of [**].                                           $[**]
------------------------------------------------------------------------------
(viii)   Launch of [**].                                           $[**]
------------------------------------------------------------------------------
(ix)     Launch of [**].                                           $[**]
------------------------------------------------------------------------------
(x)      Launch of [**].                                           $[**]
------------------------------------------------------------------------------

The Parties understand and agree that the payments referenced in this Section 3.1(a) are subject to the terms and conditions set forth in Sections 3.1(b) and
(c).

                  (b) The signing fee set forth in Section 3.1(a)(i) shall be made as set forth in Section 3.1(c) below. The payments pursuant to Sections 3.1(a)(ii) through 3.1(a)(v) shall be made within fifteen (15) days after Pfizer's receipt from Eyetech of copies of the written notifications received by Eyetech from [**]. The payments pursuant to Sections 3.1(a)(vi) through 3.1(a)(x) shall be made within fifteen (15) days after the date on which the applicable event has been achieved.

                  (c) Payment of the $75,000,000 signing fee will be made by Pfizer no later than five (5) Business Days after the date of execution of this Agreement to an account of a mutually satisfactory financial institution, which will serve as Escrow Agent, pending occurrence of the Effective Date. All amounts held in such account shall be held for the benefit of Eyetech and Eyetech will receive interest accrued in accordance with the terms of the Escrow Agreement. Upon the occurrence of the Effective Date, such amounts shall be released to Eyetech in accordance with the terms of the Escrow Agreement.

         3.2      Performance Milestones.

                  (a) Subject to the terms and conditions of this Agreement, Pfizer shall pay to Eyetech the following payments (each, a "Performance Milestone Payment") in respect of each of the following milestone events (each, a "Performance Milestone"):

--------------------------------------------------------------------------------------------------------
                                     Milestone Event                                 Payment Amount
--------------------------------------------------------------------------------------------------------
(i)      In the event Net Sales in the [**] equal or exceed $[**] in any Year.           $[**]
--------------------------------------------------------------------------------------------------------
(ii)     In the event Net Sales in the [**] equal or exceed $[**] in any Year.           $[**]
--------------------------------------------------------------------------------------------------------
(iii)    In the event Net Sales in the [**] equal or exceed $[**] in any Year.           $[**]
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
(iv)     In the event Net Sales in the [**] equal or exceed $[**] in any Year.           $[**]
--------------------------------------------------------------------------------------------------------
(v)      In the event Net Sales in the [**] equal or exceed $[**] in any Year.           $[**]
--------------------------------------------------------------------------------------------------------

The Parties understand and agree that all of the Performance Milestone Payments referenced in this Section 3.2(a) are subject to the terms and conditions set forth in Sections 3.2(b) and (c).

                  (b) Performance Milestone Payments shall be due and owing, on or before the date sixty (60) days after the end of the applicable Year, commencing with the first full Year following (or commencing concurrently with, if Launch occurs on January 1 of any Year) the first Launch of an AMD Product in the US Territory and for the subsequent [**] Years immediately following such first full Year.

                  (c) Subject to the limitation set forth in Section 3.2(b), each Performance Milestone Payment shall be paid in annual installments of twenty percent (20%) of the total payment amount over five (5) Years, commencing with the first Year in which such Performance Milestone is achieved and continuing for each of the immediately following four (4) Years during which the Performance Milestone is achieved. It is agreed and understood that no Performance Milestone Payment (taking all annual installments as a single Performance Milestone Payment) shall be payable more than once. For the avoidance of doubt, the following examples are provided to illustrate how Performance Milestone Payments might be paid:

                                   Example #1

------------------------------------------------------------------------------------------------------------
                           Year 1        Year 2        Year 3         Year 4        Year 5        Year 6
------------------------------------------------------------------------------------------------------------
Aggregate Net Sales         $[**]         $[**]         $[**]          $[**]         $[**]         $[**]
Level [**]
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
Performance Milestone       $[**]         $[**]         $[**]          $[**]         $[**]         $[**]
Payment to Eyetech
------------------------------------------------------------------------------------------------------------

                                   Example #2

----------------------------------------------------------------------------------------------
                                      Year 1      Year 2      Year 3      Year 4      Year 5
----------------------------------------------------------------------------------------------
Aggregate Net Sales Level [**]        >$[**]      >$[**]      >$[**]      >$[**]      >$[**]
                                      <$[**]      <$[**]      <$[**]      <$[**]
----------------------------------------------------------------------------------------------
>$[**]>$[**]                            [**]        [**]        [**]        [**]        [**]
>$[**]
>$[**]
>$[**]
----------------------------------------------------------------------------------------------
Total Performance Milestone            $[**]       $[**]       $[**]       $[**]       $[**]
Payments to Eyetech
----------------------------------------------------------------------------------------------

For avoidance of doubt, the five (5) consecutive Year period during which each Performance Milestone Payment is payable in increments may be a different five
(5) consecutive Year period for each of the respective Performance Milestone Payments (e.g., in Example #2 above, the Performance Milestone Payment for achieving an aggregate annual Net Sales level [**] of $[**] would continue to be payable in installments in years 6 and 7 if the Performance Milestone were achieved in such years notwithstanding the fact that the Performance Milestone Payment for achieving an aggregate annual Net Sales level [**] of $[**] would no longer be payable after year 5).

                                    ARTICLE 4

                                  REVENUE SHARE

         4.1 Revenue Share. In consideration of the licenses granted to Pfizer hereunder and the disclosure to Pfizer of Eyetech Technical Information, and subject to the terms and conditions of this Agreement, Pfizer shall share revenues with Eyetech based on Net Sales by Pfizer, its Affiliates and sublicensees [**] in accordance with the following:

                  (a) EU. With respect to Net Sales in the EU in each Year, Pfizer shall pay Eyetech the greater of (i) twenty percent (20%) of Product Operating Profit and (ii) (x) for aggregate Net Sales of all Products in such Year below $1 billion, a royalty of fifteen percent (15%) of such Net Sales, and (y) for aggregate Net Sales of all Products in such Year of $1 billion or more, a royalty of twenty percent (20%) of such incremental Net Sales.

                  (b) Rest of ROW Territory. With respect to Net Sales in the ROW Territory, excluding the EU, Pfizer shall pay Eyetech a royalty of ten percent (10%) of aggregate Net Sales of all Products.

                  (c) Royalty Adjustments for Generic Products. If, during a given Quarter, there is Generic Competition in a particular country, then, for each such country in which there is Generic Competition, the royalties set forth in Section 4.1(a) or 4.1(b) shall be reduced by [**] percent ([**]%). Notwithstanding anything to the contrary in this Section 4.1(c) or in Section 4.1(d) or 10.7, in no event shall the aggregate reduction in the royalty payments otherwise payable under Section 4.1(a) or 4.1(b) with respect to any given Net Sales of Products in a country be reduced by more than an aggregate of [**] percent ([**]%) as a result of the royalty reduction provisions of this
Section 4.1(c) and Sections 4.1(d) and 10.7.

                  (d)      Revenue Share Term. Royalty payments [**] under this
Section 4.1 shall continue on a Product-by-Product and country-by-country basis for the applicable Royalty Term; provided that during portions of any Royalty Term in which no Valid Claim exists with respect to a Product in a country, the royalty payments otherwise payable under Section 4.1(a) or 4.1(b) shall, subject to the limitations set forth in Section 4.1(c), be reduced by [**] percent ([**]%).

                  (e) Certain ROW Sales. Pfizer shall not, for the purpose of circumventing the higher royalty payable in respect of EU Net Sales, sell Products to a third party in the ROW

Territory outside of the EU in situations in which Pfizer knows that such third party will resell the Products into the EU.

         4.2 Survival of Licenses After Expiration of Royalty Term and After Expiration of Co-Promotion Term. Upon expiration of each Royalty Term, on a Product-by-Product and country-by-country basis, the licenses set forth in
Section 2.1(a) and, subject to Pfizer continuing to manufacture the Products in accordance with the same quality standards observed by Pfizer with respect to the manufacture of Products during the Royalty Term, the license to Trademarks in the ROW Territory set forth in Section 10.1(d) of the Collaboration Agreement shall become fully paid-up and perpetual with respect to such Product in such country. Upon expiration of the Co-Promotion Term, on a Product-by-Product basis, the licenses set forth in Sections 2.1(b) shall become fully paid-up, perpetual non-exclusive licenses with respect to such Product in the US Territory. For the avoidance of doubt, this Section 4.2 shall not apply with respect to any license set forth in Section 2.1 that is terminated before the applicable Royalty Term or Co-Promotion Term expires, as applicable.

         4.3 Third Party Royalties. With respect to royalties payable to third parties payable based on sales of Products:

                  (a) With respect to such Net Sales in the US Territory, Eyetech shall pay such royalties and include all such royalty payments in its Quarterly Expense Reports (as defined in Section 8.6(b) of the Collaboration Agreement) for the purpose of including such royalty payments in calculations of the quarterly payments payable pursuant to Section 8.6(d) of the Collaboration Agreement.

                  (b) With respect to such sales in the ROW Territory, Pfizer shall be responsible for [**] percent ([**]%) of such royalties, except as provided for in subsection (d) below. For the avoidance of doubt, in the event that any withholding or other taxes are payable by Pfizer on any third party royalty payments due with respect to sales in the ROW Territory, then Pfizer shall make such tax payments in addition to making the payments to Eyetech set forth in the immediately preceding sentence. If any withholding or other taxes are payable by Eyetech on any third party royalty payments due with respect to sales in the ROW Territory, and such taxes are not deductible from the royalty payments due to the third parties, then Pfizer shall pay to Eyetech an additional amount equal to such taxes. Pfizer shall indemnify Eyetech and its Affiliates and their respective directors, officers, employees and agents from and against any liability with respect to withholding or other taxes that are payable by Pfizer or Eyetech on any third party royalty payments due with respect to sales in the ROW Territory. The Parties shall establish such procedures as are reasonably necessary to permit them to reconcile Eyetech's actual payments of such third party royalties with Pfizer's payments to Eyetech under this Section 4.3(b). Notwithstanding the foregoing provisions of this Section 4.3(b), Pfizer shall not have any responsibility for withholding taxes that become payable solely as a result of an assignment by Eyetech of Eyetech's rights to receive payments from Pfizer to an Affiliate of Eyetech or other third party.

                  (c) With respect to Pfizer's responsibility for the payments of royalties payable by Eyetech to third parties payable based on Net Sales as set forth in Section 4.3(b), Eyetech shall send Pfizer a quarterly invoice that shall be based on Pfizer's quarterly report of Net Sales pursuant to Section 5.2 and shall reflect the amounts due from Pfizer under Section 4.3(b). Pfizer shall, within fifteen (15) days after its receipt of such invoice, make payment under such invoice by electronic transfer in immediately available funds to the account designated in writing by Eyetech, which designation shall take place at least two (2) Business Days before the payment is due.

                  (d) Pfizer shall be entitled to deduct a portion of third party royalties payable by Pfizer with respect to sales in the EU from royalties otherwise payable to Eyetech pursuant to Section 4.1(a) as follows:

                           (i)      With respect to third party royalties
payable pursuant to third party agreements, other than the MEEI/Draper License, entered into by Eyetech prior to the Execution Date, on sales of Products in the EU corresponding to increments of aggregate Net Sales of all Products in the EU of greater than $[**] in any Year, Pfizer may deduct [**]percent ([**]%) of such incremental third party royalties.

                           (ii)     With respect to third party royalties
payable pursuant to any other third party license agreement, other than the MEEI/Draper License, on sales of Products in the EU corresponding to increments of aggregate Net Sales of all Products in the EU of greater than $[**] in any Year, which agreement is necessary to avoid infringement of third party rights with respect to Products in the EU, Pfizer may deduct [**] percent ([**]%) of such incremental third party royalties, up to a maximum aggregate deduction in any Year of [**] percent ([**]%) of such incremental Net Sales.

                  (e) Notwithstanding anything to the contrary contained herein, any and all third party royalties which relate to or otherwise result from any misrepresentation or breach of Eyetech's representations or warranties contained in this Agreement or the Collaboration Agreement shall be excluded from the provisions of this Section 4.3.

                  (f) Nothing in this Section 4.3 shall be construed to limit either Party's indemnification obligations pursuant to the Collaboration Agreement.

                  (g) After the Effective Date, Eyetech shall use commercially reasonable efforts to negotiate and execute any amendments to the Gilead License, Shearwater License and Isis License necessary to conform the definitions of "Net Sales" (or comparable terms thereunder) with the definition of "Net Sales" hereunder, so as to provide for an equivalent basis for calculating royalties due under the Gilead License, Shearwater License and Isis License as is used under this Agreement; provided that Eyetech shall have no obligation to pay any money to obtain such amendments and Eyetech shall have no obligation to enter into any amendment that would increase Eyetech's or its sublicensees' (including Pfizer's) royalty or other obligations under the Gilead License, Shearwater License or Isis License.

                                    ARTICLE 5

                     ACCOUNTING AND PROCEDURES FOR PAYMENTS.

         Payments hereunder shall be subject to the following provisions:

         5.1 Sales Subject to Royalty Obligations. Sales between or among Pfizer, its Affiliates or sublicensees shall not be subject to royalties under
Section 4.1; royalties shall only be calculated upon sales by Pfizer, its Affiliates and sublicensees to independent third parties. Pfizer shall be responsible for payment obligations arising from sales by its Affiliates and sublicensees.

         5.2      Royalty Payments; Royalty Reports; Pfizer Operating Profit.

                  (a) Pfizer shall provide Eyetech with a report of Net Sales with respect to each Quarter (based on the quarters specified in the second sentence of Section 1.44) within forty-five (45) days after the end of such period, which report shall identify, on a country-by-country basis, the Product, gross sales, Net Sales, deductions from gross sales taken to calculate Net Sales, and the royalty amount payable to Eyetech under Section 4.1, as well as the computation of such royalty amount. Pfizer shall make royalty payments to Eyetech on Net Sales with respect to each Quarter within sixty (60) days after the end of each such period. Royalty reports shall be kept confidential by Eyetech and not disclosed to any other party other than Gilead, Shearwater, Isis and their respective accountants and Boards of Directors. In addition, Eyetech shall be entitled to disclose such information as required for the purposes of preparing and disclosing to third parties Eyetech's financial statements, as required to comply with applicable Laws or requirements imposed by any stock exchange or Nasdaq and to third party lenders in connection with Eyetech's financing activities.

                  (b) Within ninety (90) days of the end of the final Quarter of each Year during the Term, Pfizer will provide Eyetech with a report [**] by which [**] and pay [**] to Eyetech together with such report.

         5.3 Currency Exchange; Late Payments. All payments made hereunder shall be made in U.S. dollars and shall be made by electronic transfer in immediately available funds to such bank account as Eyetech shall designate in writing at least five (5) business days before the payment is due. For the purposes of determining the amount of royalties due for the relevant Quarter, the amount of Net Sales in any foreign currency shall be computed by (a) converting such amount for the relevant Quarter into U.S. dollars at the Average Exchange Rate for the Quarter (the "Average Exchange Rate" means, for each Quarter for each currency in which Products sales to third parties are denominated, the average of the prevailing commercial rate of exchange for purchasing U.S. dollars with such currency on the last business day of each Pfizer accounting period in the relevant Quarter as published in The Financial Times), and (b) deducting the amount of any governmental tax, duty, charge or other fee actually paid by Pfizer or its Affiliates in respect of such conversion into and remittance of U.S. dollars. All payments under this Agreement shall bear interest from the date due until paid at a rate equal to the prime rate of Citibank, NA as announced on the date such payment was due plus three percent (3%), compounded on a calendar quarterly basis. In addition, Pfizer shall reimburse Eyetech for all reasonable costs and expenses, including without limitation reasonable attorneys' fees and legal expenses, incurred in the collection of late payments.

         5.4 Withholding Taxes. Except as otherwise provided in Section 4.3(b), any taxes required to be paid or withheld by Pfizer, its Affiliates or sublicensees for the account of Eyetech on amounts payable under this Agreement shall be deducted from the amounts payable at the rates specified by applicable Law. In addition, Pfizer shall provide promptly to Eyetech receipts from the government or taxing authority-evidencing payment of such taxes.

         5.5 Audits. Pfizer shall, and shall cause its Affiliates and sublicensees to, keep full and accurate books and records setting forth gross sales, Net Sales, Product Operating Profit for the EU and amounts payable to Eyetech. Pfizer shall permit Eyetech, at Eyetech's sole expense, by a nationally recognized independent certified public accountants selected by Eyetech (as to which Pfizer has no reasonable objection), to examine such books and records upon at least thirty (30) days' advance written notice during normal business hours and in a manner that does not materially interfere with Pfizer's business, but not later than three (3) years following the rendering of any such reports, accountings and payments. The foregoing right of review may be exercised only once with respect to each such periodic report and payment. Such accountants may be required by Pfizer to enter into a reasonably acceptable confidentiality agreement, and in no event shall such accountants reveal to Eyetech the details of its review except insofar as is necessary to verify the accuracy of reports and payments made or due hereunder. The results of any such audit shall be delivered in writing to each Party. Any underpayment determined by such audit shall promptly be paid or refunded by Pfizer. If Pfizer has underpaid amounts due under this Agreement by more than five percent (5%) over any reporting period, Pfizer shall also reimburse Eyetech for the cost of such audit (with the cost of the audit to be paid by Eyetech in all other cases), plus interest at the interest rate set forth in Section 5.3, from the date of any such underpayment. Any dispute arising out of any such audit and any other dispute arising out of the Parties' respective payment obligations under this Agreement shall be resolved through binding arbitration in accordance with Article 11, and either party may submit such dispute to such binding arbitration.

         5.6 Blocked Payments. In the event that, by reason of applicable Laws or regulations in any country, it becomes impossible or illegal for Pfizer to transfer, or have transferred on its behalf, royalties or other payments to Eyetech, such royalties or other payments shall be deposited in local currency in the relevant country to the credit of Eyetech in a recognized banking institution designated by Eyetech or, if none is designated by Eyetech within a period of thirty (30) days, in a recognized banking institution selected by Pfizer and identified in a notice in writing given to Eyetech.

                                    ARTICLE 6

                         TECHNICAL AND OTHER INFORMATION

         6.1 Disclosure of Technical Information. Promptly upon execution and delivery of this Agreement, and thereafter periodically during the Term (periodically shall mean, except as otherwise provided in the Collaboration Agreement, at least calendar quarterly prior to the first Approval of a Product in the Territory, and thereafter at least annually), Pfizer and Eyetech shall each disclose to the other all Eyetech Technical Information and Pfizer Technical Information not previously disclosed. Each report shall be in the format and contain the level of detail to be reasonably agreed upon by the Parties. All Eyetech Technical Information heretofore disclosed by Eyetech to Pfizer shall be deemed to have been disclosed pursuant to this Agreement and shall be subject to the provisions of this Agreement, including but not limited to this Article 6.

         6.2 Confidentiality. During the Term and for five (5) years after the expiration or termination of this Agreement, each Party shall maintain Confidential Information (as defined in Section 11.2 of the Collaboration Agreement) provided by the other Party in confidence, and shall not disclose, divulge or otherwise communicate such Confidential Information to others, or use it for any purpose other than as permitted under this Agreement and the Collaboration Agreement. The receiving Party shall have the right to disclose Confidential Information received from the other Party to governmental agencies to the extent reasonably required or desirable to secure Approval for marketing of Products (provided that the receiving Party shall use reasonable efforts to secure confidential treatment thereof), and to preclinical and clinical investigators where reasonably necessary or desirable for their information to the extent normal and usual in the custom of the trade and under a confidentiality agreement with provisions governing confidentiality and non-use substantially the same as those contained herein.

         6.3 Publicity Related to this Agreement. The Parties recognize that each Party may from time to time desire to issue press releases and make other public statements or disclosures regarding the subject matter of this Agreement. In such event, the Party desiring to issue an a press release or make a public statement or disclosure shall provide the other Party with a copy of the proposed press release, statement or disclosure for review and approval in advance, which advance approval shall not be unreasonably withheld, conditioned or delayed. No other public statement or disclosure concerning the existence or terms of this Agreement shall be made, either directly or indirectly, by either Party hereto, without first obtaining the written approval of the other Party. Once any public statement or disclosure has been approved in accordance with this

Section, then either Party may appropriately communicate information contained in such permitted statement or disclosure. Notwithstanding the foregoing provisions of Section 5.2, Section 6.2 or this Section 6.3, a Party may (a) disclose the existence and terms of the Transaction Agreements (as defined in the Collaboration Agreement) where required, as reasonably determined by the disclosing Party, by applicable Law, by applicable stock exchange or Nasdaq regulation or by order or other ruling of a competent court, (b) disclose the existence and terms of the Transaction Agreements under obligations of confidentiality to agents, advisors, contractors, investors and sublicensees, and to potential agents, advisors, contractors, investors and sublicensees, in connection with such Party's activities hereunder and in connection with such Party's financing activities and (c) publicly announce any of the matters set forth in Exhibit 17.14(c) of the Collaboration Agreement, provided that such announcements do not entail disclosure of non-public technical or scientific information (which for clarity, excludes clinical trial results) and the announcing Party provides the other Party with a copy of the proposed text of such announcement sufficiently in advance of the scheduled release or publication thereof to afford such other Party a reasonable opportunity to review and comment upon the proposed text.

         6.4 Applicability of Obligations to Affiliates, Employees, Directors, Agents, Independent Contractors and Consultants. The confidentiality obligations of the Parties under this Article 6 shall be applicable to Parties, as well as their respective Affiliates, employees, directors, agents, independent contractors and consultants.

                                    ARTICLE 7

                                     PATENTS

         7.1 Third Party License Agreements. The Parties acknowledge that the provisions of this Article 7 are subject in all respects to the provisions of any license agreements between

Eyetech and third party licensors of the Eyetech Patent Rights and the obligations of Eyetech and the rights of Pfizer under this Article 7 are limited accordingly. Eyetech and Pfizer shall, within the foregoing constraints, cooperate in the continued prosecution and maintenance by Eyetech or Gilead of the Eyetech Patent Rights listed on Exhibit 1.18 and licensed to Eyetech by Gilead. After the Effective Date, Eyetech shall not, without Pfizer's consent, enter into any third party license agreement relating to material Patent Rights that Eyetech proposes to license from a third party and that Eyetech reasonably foresees would, upon the execution of such third party license agreement, constitute Eyetech Patent Rights, if Pfizer's obligations, pursuant to Section(s) 4.3(a) and/or 4.3(b), to share in or pay the royalties payable under third party license agreements, as applicable, would apply to royalties payable under such third party license agreement; provided that if Eyetech proposes to license Patent Rights from a third party that would, upon the execution of such third party license agreement, constitute Eyetech Patent Rights, and Pfizer withholds its consent for more than thirty (30) days after Eyetech notifies Pfizer that Eyetech proposes to license such Patent Rights, then Eyetech may elect to license such Patent Rights at Eyetech's sole expense, in which case such Patent Rights shall be excluded from the Eyetech Patent Rights.

         7.2 Disclosure of Patent Applications and Proceedings. Eyetech shall disclose to Pfizer the complete texts of all patent applications within the Eyetech Patent Rights filed by Eyetech, or by Eyetech's licensors to the extent Eyetech is permitted to provide such texts to Pfizer under the terms of Eyetech's agreements with such licensors, as well as information received concerning the institution or possible institution of any interference, opposition, re-examination, reissue, revocation or any official proceeding involving patents and patent applications within the Eyetech Patent Rights prosecuted and/or maintained by Eyetech, or by

Eyetech's licensors to the extent Eyetech receives such information, anywhere in the Territory. Pfizer shall have the right to review all such pending applications and other proceedings and make recommendations to Eyetech, and to Eyetech's licensors if permitted under the terms of Eyetech's agreements with such licensors, concerning such applications and proceedings and their conduct. Eyetech agrees, subject to any limitations set forth in Eyetech's agreements with Eyetech's licensors, to keep Pfizer promptly and fully informed of the course of such patent prosecution and other proceedings including, without limitation, by providing Pfizer with copies of all substantive communications submitted to or received from patent offices throughout the Territory. Pfizer shall provide such patent consultation at no cost to Eyetech or its licensors, and shall hold all information disclosed to it under this Section 7.2 as confidential subject to the provisions of Article 6 of this Agreement.

         7.3 Prosecution and Maintenance; Costs. Eyetech shall not abandon any Eyetech Patent Rights with respect to which Eyetech controls prosecution and maintenance activities, either directly or through step-in rights granted to Eyetech in any third party license agreement, without at least 90 days' prior notice of such abandonment to Pfizer. If Eyetech decides to abandon any such Eyetech Patent Rights, Pfizer shall have the option to continue the prosecution and maintenance of such Eyetech Patent Rights in Eyetech's name at Pfizer's expense, subject to any limitations set forth in Eyetech's agreements with Eyetech's licensors. If Pfizer desires that Eyetech file any application for a patent in specific countries, or file any patent applications on improvements and variations upon inventions disclosed in the Eyetech Patent Rights or otherwise relating to the Compound or the Products, Pfizer shall advise Eyetech of such countries or improvements, variations or inventions, as the case may be. Eyetech shall consider Pfizer's request in good faith and shall not unreasonably decline to file the requested patent application and, if Eyetech files the patent applications as requested, Pfizer shall pay all reasonable expenses, including reasonable fees for patent counsel, for filing and for prosecuting such requested patent applications; provided that Eyetech may decline to file the requested patent application if Eyetech does not possess all legal rights necessary to make such filing. Pfizer shall have reasonable access to all documentation, filings and communications to or from the respective patent offices and shall be kept advised as to the status of all pending applications to the extent pertaining to the Compound or any Products and to the extent Eyetech is able to provide such access, it being understood that all such documentation, filings and communications shall constitute Confidential Information of Eyetech. Unless otherwise explicitly set forth above in this Section 7.3, the Parties shall each be responsible for fifty percent (50%) of the Parties' patent prosecution and maintenance costs relating to the Eyetech Patent Rights in the US Territory and Pfizer shall be responsible for one hundred percent (100%) of the Parties' patent prosecution and maintenance costs relating to the Eyetech Patent Rights in the ROW Territory. Eyetech shall include all such US Territory costs in Eyetech's Quarterly Expense Reports pursuant to Section 8.6(b) of the Collaboration Agreement. Pfizer shall reimburse Eyetech for Pfizer's share of all such ROW Territory costs within thirty (30) days after receiving any invoice from Eyetech for such costs.


         7.4 Third Party Infringement Actions. If any third party shall in the reasonable opinion of either Party, within any country in the Territory, infringe any Eyetech Patent Rights through infringing activities in the Field, the Party learning of such infringement shall promptly notify the other Party and provide it with any available evidence of such possible infringement. In the ROW Territory, as between Pfizer and Eyetech, and subject to any rights retained by Eyetech's licensors, Pfizer shall have the first right to bring suit and to take action against such infringer in its own name, or in the name of Eyetech (or Eyetech's licensor, to the extent Eyetech possesses the rights necessary to enable Pfizer to join such licensor under the terms of Eyetech's license agreement with such licensor; provided that Eyetech shall have no liability for any failure of such licensor to appear or cooperate in such action) where necessary, in which case Pfizer shall control the prosecution of any such suit or claim, including without limitation the choice of counsel, and shall have the exclusive right to settle or dispose of any such suit or claim. In the US Territory, as between Pfizer and Eyetech, and subject to any rights retained by Eyetech's licensors, Eyetech shall have the first right to bring suit and to take action against such infringer in its own name, or in the name of Pfizer where necessary, in which case Eyetech shall control the prosecution of any such suit or claim, including without limitation the choice of counsel, and shall have the exclusive right to settle or dispose of any such suit or claim. Notwithstanding anything to the contrary in this Section 7.4, but subject to any legal obligations of Eyetech to its licensors with respect to Eyetech Patent Rights, if a Party fails to initiate a suit or take other appropriate action that it has the initial right to initiate or take pursuant to this Section 7.4 within ninety (90) days after becoming aware of the basis for such suit or action, then the other Party may, in its discretion, provide the Party having the initial right with written notice of such other Party's intent to initiate a suit or take other appropriate action. If such other Party provides such notice and the Party having the initial right fails to initiate a suit or take such other appropriate action within thirty (30) days after receipt of such notice from the other Party, then the other Party shall have the right to initiate a suit or take other appropriate action that it believes is reasonably required to protect the intellectual property rights at issue. Notwithstanding the foregoing provisions of this Section 7.4, in the case of an infringement action pursuant to Section 505(b) of the Act, subject to any legal obligations of Eyetech to its licensors with respect to Eyetech Patent Rights, if the Party that has the initial right to initiate such action fails to notify the other Party, at least fifteen (15) days prior to such Party's deadline under the Act for bringing such action, that such Party will bring such action, then the other Party may, in its discretion, initiate such action after giving written notice of such election to the Party with the initial right to initiate such action. The proceeds of any recovery, court award or settlement of such action shall, after any required payments to Eyetech's licensors, first be applied to reimburse the Parties for the costs and expenses of such prosecution and the balance shall be paid, for amounts relating to the US Territory, [**] percent ([**]%) to Pfizer and [**] percent ([**]%) to Eyetech, and for amounts relating to the ROW Territory, [**] percent ([**]%) to Pfizer and [**] percent ([**]%) to Eyetech.


         7.5 Patent Term Extensions. The Parties shall cooperate, if necessary and appropriate, with each other in gaining patent term extension wherever applicable to Eyetech Patent Rights. The Parties shall, if necessary and appropriate, use reasonable efforts to agree upon a joint strategy relating to patent term extensions, but, in the absence of mutual agreement with respect to any extension issue, a patent shall be extended if either Party elects to extend such patent. Eyetech shall use commercially reasonable efforts to obtain from Gilead the right to make determinations with respect to patent term extensions pursuant to 35 U.S.C. Paragraph 156 ("Hatch-Waxman Extension") for each Product for which regulatory approval is obtained in the US Territory, it being agreed that such commercially reasonable efforts shall not require Eyetech to pay any money to obtain such right. The Parties shall mutually agree upon the patent for any Hatch-Waxman Extension prior to FDA approval of each Product. If Eyetech has not obtained the right from Gilead to control determinations respecting Hatch-Waxman Extensions, Eyetech will advise Gilead as to the patent selected by the Parties for such extension, and will use commercially reasonable efforts to have Gilead seek a Hatch-Waxman Extension for such patent, it being agreed that such commercially reasonable efforts shall not require Eyetech to pay any money to have Gilead take such action. The Parties shall each be responsible for fifty percent (50%) of the costs of seeking and/or obtaining patent term extensions relating to the Eyetech Patent Rights in the US Territory and Pfizer shall be responsible for one hundred percent (100%) of the costs of seeking and/or obtaining patent term extensions relating to the Eyetech Patent Rights in the ROW Territory. Eyetech shall include all such US Territory costs in Eyetech's Quarterly Expense Reports pursuant to Section 8.6(b) of the Collaboration Agreement. Pfizer shall reimburse Eyetech for all such ROW Territory costs incurred by Eyetech within thirty (30) days after receiving any invoice from Eyetech for such costs.

         7.6 US Territory Intellectual Property Infringement Claims. Each Party's indemnification obligations to the other Party with respect to any actions, claims, demands, suits or other legal proceedings are brought or threatened to be brought against either Party by a third party for infringement of such third party's trademarks, know-how, Patent Rights or other intellectual property rights relating to the Parties' Co-Promotion of Products by virtue of the Parties' manufacture, use, sale, offer for sale or importation of Products hereunder or under the Collaboration Agreement in furtherance of such Co-Promotion of Products are set forth in Section 12.6 of the Collaboration Agreement.

         7.7 ROW Territory Intellectual Property Infringement Claims. Each Party's indemnification obligations to the other Party with respect to any actions, claims, demands, suits or other legal proceedings are brought or threatened to be brought against either Party by a third party for infringement of such third party's trademarks, know-how, Patent Rights or other intellectual property rights relating to Pfizer's commercialization of Products in the ROW Territory by virtue of the Parties' manufacture, use, sale, offer for sale or importation of Products hereunder or under the Collaboration Agreement in furtherance of such commercialization of Products in the ROW Territory are set forth in Section 12.6 of the Collaboration Agreement.

         7.8 Ownership and Prosecution of Patent Rights Included in the Collaboration Intellectual Property. As between Eyetech and Pfizer, (a) Eyetech shall solely own all inventions included in the Collaboration Intellectual Property invented solely by Eyetech's employees and agents, (b) Pfizer shall solely own all inventions included in the Collaboration Intellectual Property invented solely by Pfizer's employees and agents, and (c) the Parties shall jointly own all inventions included in the Collaboration Intellectual Property invented by employees and agents of both Parties. Inventorship shall be determined in accordance with United States patent law. Each Party shall have the first right to prosecute and maintain Patent Rights included in the Collaboration Intellectual Property solely owned by such Party and Eyetech shall have the first right to prosecute and maintain Patent Rights included in the Collaboration Intellectual Property jointly owned by the Parties. Neither Party shall abandon any Patent Rights included in the Collaboration Intellectual Property that such Party has the first right to prosecute and maintain without at least 90 days' prior notice of such abandonment to the other Party. If a Party decides to abandon any such Patent Rights, the other Party shall have the option to continue the prosecution and maintenance of such Patent Rights in the name(s) of the Party or Parties owning such Patent Rights and at such other Party's expense. The costs of prosecuting and maintaining Patent Rights included in the Collaboration Intellectual Property shall be shared equally by the Parties in the US Territory and borne entirely by Pfizer in the ROW Territory; provided that either Party may elect not to pay such costs with respect to any given Patent Rights included in the Collaboration Intellectual Property being prosecuted and/or maintained by the other Party incurred from and after such time as such Party notifies the other Party of such election, and thereafter any licenses granted in this Agreement by the other Party to the Party making such election shall exclude such Patent Rights. Such costs of prosecuting and maintaining Patent Rights included in the Collaboration Intellectual Property in the US Territory shall be included in the Parties' Quarterly Expense Reports pursuant to Section 8.6(b) of the Collaboration Agreement. Pfizer shall reimburse Eyetech for all such costs of prosecuting and maintaining Patent Rights included in the Collaboration Intellectual Property in the ROW Territory incurred by Eyetech within thirty
(30) days after receiving any invoice from Eyetech for such costs.

                                    ARTICLE 8

                    REPRESENTATIONS, WARRANTIES AND COVENANTS

         8.1 Eyetech Representations and Warranties. Eyetech hereby represents and warrants, as of the date hereof, to Pfizer as follows:

                  (a) To the best of Eyetech's knowledge, (i) the issued Eyetech Patent Rights are valid and enforceable patents, (ii) no third party is infringing any such Eyetech Patent Rights and (iii) except for the third party intellectual property rights referred to in the letter from Harsha Murthy to Larry Miller dated December 17, 2002, the manufacture, use, sale, offer for sale or importation by Pfizer or Eyetech of the Compound described in Exhibit 1.8 or the Product being used by Eyetech in clinical trials as of the Execution Date will not infringe any issued patents of third parties and are not covered by third party patent applications containing claims that would, if issued, be infringed. Eyetech has furnished to Pfizer all material information in its possession requested by Pfizer as to the foregoing in the written requests identified in the letter from Larry Miller to Harsha Murthy dated December 17, 2002. Except with respect to patents and patent applications subject to the Isis License, Gilead License and Shearwater License listed on Exhibit 1.18, Eyetech is the legal and beneficial owner of all the Eyetech Patent Rights and all of the Eyetech Technical Information, and, except as set forth in Exhibit 8.1(i), no other person, firm, corporation or other entity has any right, interest or claim in or to, and Eyetech has not entered into any agreement granting any right, interest or claim in or to, the Eyetech Patent Rights or Eyetech Technical Information; provided that Eyetech gives no representation or warranty as to whether any third party has independently developed rights to scientific or technical information or related know-how or trade secrets. Except with respect to patents and patent applications licensed to Eyetech under the MEEI/Draper License, Exhibit 1.18 is a complete and correct list of all patents and patent applications in the Territory owned by or licensed to Eyetech or any of its Subsidiaries (and indicating which are owned and which are licensed) relating to the manufacture, use, sale, offer for sale or importation of the Compound or any Product. Except with respect to the matters set forth in (x) the letter from Harsha Murthy to Larry Miller dated December 17, 2002 and (y) Exhibit 8.1(i), to the best of Eyetech's knowledge, Eyetech or its Subsidiaries own or possess adequate licenses or other valid rights to use all patents, patent rights and know-how (collectively, "Intellectual Property") necessary to manufacture the Compound described in Exhibit 1.8 and the Product being used by Eyetech in clinical trials as of the Execution Date in the Territory and to distribute, use and sell such Compound and such Product in the Territory, all free of any lien, encumbrance, liability or other restriction.

                  (b) Eyetech has disclosed to Pfizer all material information known to Eyetech relating to: (i) the drug quality, including stability, variability, impurities and delivery performance in each case relating to the Product, and (ii) changes made by Eyetech or its Affiliates after the initiation of Phase III Clinical Studies for the Products relating to formulation, packaging and method of manufacture and formulation and to processing parameters, and (iii) the status of discussions with FDA or any Governmental Authorities directly relating thereto, and (iv) clinical trial site and contract research organization compliance with all provisions of the Act governing clinical investigations, and (v) the safety and efficacy of the Products.

                  (c) Eyetech has the corporate power and authority to execute and deliver this Agreement and the Collaboration Agreement and to perform its obligations hereunder and thereunder, and the execution, delivery and performance of this Agreement and the Collaboration Agreement by Eyetech have been duly and validly authorized and approved by proper corporate action on the part of Eyetech, and Eyetech has taken all other action required by Law, its certificate of incorporation or by-laws or any agreement to which it is a party or by which it or its assets are bound required to authorize such execution, delivery and (subject to obtaining all necessary governmental approvals with respect to the manufacture, use, sale, offer for sale or importation of Products and subject to any necessary HSR Clearance) performance. Assuming due authorization, execution and delivery on the part of Pfizer, each of this Agreement and the Collaboration Agreement constitutes a legal, valid and binding obligation of Eyetech, enforceable against Eyetech in accordance with its respective terms.

                  (d) The execution and delivery of this Agreement and the Collaboration Agreement by Eyetech and the performance by Eyetech contemplated hereunder and thereunder will not violate (subject to obtaining all necessary governmental approvals with respect to the manufacture, use, sale, offer for sale or importation of Products and subject to obtaining any necessary HSR Clearance) any ordinance, Law, decree or government regulation or any order of any court or other governmental department, authority, agency or instrumentality therein.

                  (e) Neither the execution and delivery of this Agreement or the Collaboration Agreement nor the performance hereof or thereof by Eyetech requires Eyetech to obtain any permits, authorizations or consents from any governmental body (subject to obtaining all necessary governmental approvals with respect to the manufacture, use, sale, offer for sale or importation of Products and subject to obtaining any necessary HSR Clearance) or from any other person, firm or corporation, and such execution, delivery and performance will not result in the breach of or give rise to any termination of any agreement or contract to which Eyetech may be a party which relates to the Eyetech Patent Rights, Eyetech Technical Information, the Compound or the Products.

                  (f) Except for the matters referred to in Exhibit 8.1(f), there is no action, claim, demand, suit, proceeding, arbitration, grievance, citation, summons, subpoena, inquiry or investigation of any nature, civil, criminal, regulatory or otherwise, in law or in equity, pending or, to the best knowledge of Eyetech, threatened against Eyetech or its Affiliates in connection with the Compound, the Product or any Eyetech Patent Rights or against or relating to the transactions contemplated by this Agreement or the Collaboration Agreement. To the best knowledge of Eyetech, except for the matters referred to in Exhibit 8.1(f), there is no action, claim, demand, suit, proceeding, arbitration, grievance, citation, summons, subpoena, inquiry or investigation of any nature, civil, criminal, regulatory or otherwise, in law or in equity, pending or threatened against, Isis, Gilead, Shearwater or any of their respective Affiliates in connection with the Compound, the Product or any Eyetech Patent Rights or against or relating to the transactions contemplated by this Agreement or the Collaboration Agreement.

                  (g) The Gilead License as heretofore delivered by Eyetech to Pfizer represents the complete agreement and understanding between Gilead and Eyetech relating to the Eyetech Patent Rights and Eyetech Technical Information which are the subject of the Gilead License. The Isis License as heretofore delivered by Eyetech to Pfizer represents the complete agreement and understanding between Isis and Eyetech relating to the Eyetech Patent Rights and Eyetech Technical Information which are the subject of the Isis License. The Shearwater License as heretofore delivered by Eyetech to Pfizer represents the complete agreement and understanding between Shearwater and Eyetech relating to the Eyetech Patent Rights and Eyetech Technical Information which are the subject of the Shearwater License. None of the Gilead License, Isis License or Shearwater License has been modified, supplemented or amended, other than by amendments thereto provided to Pfizer prior to the Execution Date. Except for the Gilead License, the Isis License and the Shearwater License, there are no agreements to which Eyetech or any of its Affiliates is a party pursuant to which Eyetech or any of its Affiliates has a license, or an option to obtain a license, or holds an immunity from suit, with respect to patents which (i) are pending, applied for, granted or registered, and (ii) but for Eyetech's rights under such agreements, could be asserted by third parties to be infringed by the distribution, use, or sale of the Compound, or the Product being used by Eyetech in clinical trials as of the Execution Date, in the Territory. Eyetech has previously delivered to Pfizer all of its agreements with any third parties regarding supply and manufacture of all goods and services relating to the Compound and the Product being used by Eyetech in clinical trials as of the Execution Date (the "Supply Agreements"), none of which have been modified, supplemented or amended.

                  (h) Each of the Gilead License, Isis License and Shearwater License is in full force and effect, all payments to date required to be made thereunder by Eyetech have been made, and Eyetech is in compliance in all material respects with its respective obligations thereunder.

                  (i) Exhibit 8.1(i) sets forth all sources of funding, grants or loans Eyetech has received and, to Eyetech's knowledge, that Gilead or NeXstar Pharmaceuticals, Inc. has received, in connection with the discovery, research and development of the Compound and any Product.

                  (j) Exhibit 8.1(j) sets forth a list of (i) all pre-clinical and clinical studies of the Compound, together with the dates and brief descriptions of such studies, previously or currently undertaken or sponsored by Eyetech or its Affiliates and by any third-party investigator under any contract with Eyetech, data and reports relating to which have been previously provided to Pfizer and (ii) material correspondence and contact information with the FDA and other Regulatory Authorities regarding the Compound and the Products, copies of which have been previously provided to Pfizer.

                  (k) No person owns 50% or more of the voting securities of Eyetech. Eyetech has no subsidiaries other than those whose financial statements are maintained on a consolidated basis with those of Eyetech.

         8.2      Pfizer Representations and Warranties.

         Pfizer hereby represents and warrants, as of the date hereof, to Eyetech as follows:

                  (a) Pfizer has the corporate power and authority to execute and deliver this Agreement and the Collaboration Agreement and to perform its obligations hereunder and thereunder, and the execution, delivery and performance of this Agreement and the Collaboration Agreement by Pfizer have been duly and validly authorized and approved by proper corporate action on the part of Pfizer, and Pfizer has taken all other action required by Law, its certificate of incorporation or by-laws or any agreement to which it is a party or by which it or its assets are bound required to authorize such execution, delivery and (subject to obtaining all necessary governmental approvals with respect to the manufacture, use, sale, offer for sale or importation of Products and subject to any necessary HSR Clearance) performance. Assuming due authorization, execution and delivery on the part of Eyetech, each of this Agreement and the Collaboration Agreement constitutes a legal, valid and binding obligation of Pfizer, enforceable against Pfizer in accordance with its respective terms.

                  (b) The execution and delivery of this Agreement and the Collaboration Agreement and the performance by Pfizer contemplated hereunder and thereunder will not violate (subject to obtaining appropriate governmental health, pricing and reimbursement approvals) any state, federal or other statute or regulation or any order of any court or other governmental department, authority, agency or instrumentality therein.

                  (c) There is no action, claim, demand, suit, proceeding, arbitration, grievance, citation, summons, subpoena, inquiry or investigation of any nature, civil, criminal, regulatory or otherwise, in law or in equity, pending or relating to or, to the knowledge of Pfizer, threatened against Pfizer in connection with or relating to the transactions contemplated by this Agreement or the Collaboration Agreement, and assuming the accuracy of the representations and warranties of Eyetech contained herein, Pfizer is unaware and has no reason to be aware of any basis for the foregoing.

                  (d) Neither the execution and delivery of this Agreement or the Collaboration Agreement nor the performance hereof or thereof by Pfizer requires Pfizer to obtain any permits, authorizations or consents from any governmental body (subject to obtaining all necessary governmental approvals with respect to the manufacture, use, sale, offer for sale or importation of the Product and subject to obtaining any necessary HSR Clearance) or from any other person, firm or corporation and such execution, delivery and performance will not result in the breach of or give rise to any termination of any agreement or contract to which Pfizer may be a party, except that would not reasonably be expected to adversely affect the ability of Pfizer to perform its obligations under this Agreement.

         8.3      Eyetech Covenants.

         Eyetech covenants and agrees as follows:

                  (a) As soon as practicable after the date hereof, Eyetech will provide Pfizer with accurate, complete and final versions of all reports and studies previously submitted to Pfizer to the extent not previously provided, together with access to any related data and files, and to principal investigators and such persons participating in the studies.

                  (b) Subject to Pfizer's and its sublicensees' performance of their obligations under this Agreement and the Collaboration Agreement (including such obligations relating to third party royalties), Eyetech shall use commercially reasonable efforts to maintain the Isis License, Gilead License and Shearwater License in good standing and not to take any actions (or omit or fail to take any actions) which would result in a breach of any of such license agreements. Eyetech agrees that it shall not amend, modify or supplement any of the Isis License, Gilead License or Shearwater License in any manner that would adversely affect Pfizer's rights under this Agreement or the Collaboration Agreement without the consent of Pfizer. In addition, Eyetech shall not sell, assign, convey, pledge, hypothecate or otherwise transfer any of the Isis License, Gilead License or Shearwater License or Eyetech's rights or obligations thereunder, or otherwise make any commitments or offers in a manner that conflicts with Pfizer's rights hereunder without the consent of Pfizer. Eyetech shall immediately notify Pfizer upon receipt by Eyetech or its Affiliates of any notice from Gilead, Isis or Shearwater of such party's intent to terminate Eyetech's rights, exercise its respective rights or remedies thereunder, or otherwise take any action that may adversely affect Pfizer's rights under this Agreement.

         8.4      No Consequential or Punitive Damages.

                  (a) NEITHER PARTY HERETO WILL BE LIABLE FOR INDIRECT, INCIDENTAL, CONSEQUENTIAL, SPECIAL, EXEMPLARY OR PUNITIVE DAMAGES ARISING FROM OR RELATING TO ANY BREACH OF THIS AGREEMENT, OR FOR LOST PROFITS ARISING FROM OR RELATING TO ANY BREACH OF THIS AGREEMENT, REGARDLESS OF ANY NOTICE OF SUCH DAMAGES. NOTHING IN THIS SECTION 8.4 IS INTENDED TO LIMIT OR RESTRICT THE INDEMNIFICATION

RIGHTS OR OBLIGATIONS OF EITHER PARTY UNDER THIS AGREEMENT WITH RESPECT TO THIRD PARTY CLAIMS.

                  (b) Notwithstanding anything to the contrary contained in this Agreement, in the case of any claim by any party alleging any breach of this Agreement by the other party, any payment obligation pursuant to Articles 3 and 4 of this Agreement (the "Payment Obligations"), will not be considered as constituting special, incidental, indirect or consequential damages under this Agreement (and, accordingly, nothing in Section 8.4(a) shall prevent recovery or inclusion in the definition of "Losses").

                                    ARTICLE 9

                                      TERM

         9.1 This Agreement shall be effective as of the date first set forth above and shall remain in effect for the Term.

                                   ARTICLE 10

                                   TERMINATION

         10.1     Termination for Convenience. This Agreement shall terminate:
(a) upon (i) twelve (12) months prior written notice from Pfizer of termination of this Agreement, if such notice is given prior to the first Launch of a Product in the Territory, (ii) nine (9) months prior written notice from Pfizer of termination of this Agreement, if such notice is given prior to the fifth anniversary of the first Launch of a Product in the Territory or (iii) six (6) months prior written notice from Pfizer of termination of this Agreement, if such notice is given after the fifth anniversary of the first Launch of a Product in the Territory, in each case which notice Pfizer shall be entitled to submit in its absolute and sole discretion; and (b) at Eyetech's sole option, exercisable by giving written notice of termination to Pfizer, following termination or expiration of the Collaboration Agreement as provided in Sections 13.1, 13.2(b), 13.4, 13.5, 13.6, 13.8 and 17.11 of the Collaboration Agreement.

         10.2 Termination for Breach. Eyetech shall have the rights set forth below in this Section 10.2 by notice to Pfizer, and Pfizer shall have the rights set forth below in this Section 10.2 by notice to Eyetech.

                  (a) Upon Eyetech's notice to Pfizer that a Material Default by Pfizer has occurred, the Parties will meet to discuss in good faith whether a plan to remedy the Material Default can be mutually agreed. If the Parties fail to so agree within thirty (30) days after the date of such notice,
Section 10.2(b) below shall apply. Notwithstanding the foregoing provisions of this Section 10.2(a), in the case of a payment default, the provisions of
Section 10.2(b) below shall apply without any obligation to meet to discuss remedies pursuant to this Section 10.2(a).

                  (b) Subject to the terms hereof, upon the occurrence of any Material Default by Pfizer, Eyetech may, upon ninety (90) days prior written notice, terminate this Agreement. Eyetech may give the notice specified in this
Section 10.2(b) concurrently with the notice specified in Section 10.2(a) and shall not give the notice specified in this Section 10.2(b) later than sixty
(60) days after the date of the notice specified in Section 10.2(a).

                  (c) Upon Pfizer's notice to Eyetech that a Material Default by Eyetech has occurred, the Parties will meet to discuss in good faith whether a plan to remedy the Material Default can be mutually agreed. If the Parties fail to so agree within thirty (30) days after the date of such notice,
Section 10.2(d) below will apply. Notwithstanding the foregoing provisions of this Section 10.2(c), in the case of a payment default, the provisions of
Section 10.2(d) below shall apply without any obligation to meet to discuss remedies pursuant to this Section 10.2(c).

                  (d) Subject to the terms hereof, upon the occurrence of any Material Default by Eyetech, Pfizer may, upon ninety (90) days prior notice, terminate this Agreement. Pfizer may give the notice specified in this Section 10.2(d) concurrently with the notice specified in Section 10.2(c) and shall not give the notice specified in this Section 10.2(d) later than sixty (60) days after the date of the notice specified in Section 10.2(c).

                  (e)      "Material Default" means:

                           (i)      any default by any Party hereto of its
covenants, agreements or other performance obligations under this Agreement or the Collaboration Agreement other than a payment default (which may include any one or more defaults of any specific covenant, agreement or other performance obligations contained herein) that, when aggregated with any other such uncured defaults by such Party, is (a) material to this Agreement and the Collaboration Agreement taken as a whole, and (b) shall have continued for thirty (30) days after written notice thereof was provided to the alleged defaulting Party by the non-defaulting Party (or, if such default cannot be cured within such thirty
(30) day period, if the alleged defaulting Party does not promptly commence and diligently continue all reasonable actions to cure such defaults during such thirty (30) day period or does not cure in full such default within sixty (60) days after written notice thereof was provided to the alleged defaulting Party); or

                           (ii)     any default by any Party hereto of its
payment obligations hereunder that shall have continued for fifteen (15) days after written notice thereof was provided to the alleged defaulting Party by the non-defaulting Party; provided that, in the event of a good faith payment dispute, such fifteen (15) day cure period shall be extended through the fifteenth day following the date on which such dispute is resolved if the alleged defaulting Party paid all undisputed amounts when due and provided the non-defaulting Party with a reasonably detailed written explanation of the alleged defaulting Party's basis for disputing the payment obligation within the fifteen (15) day period following the written notice of the default by the non-defaulting Party.

         10.3 Breach of Non-Competition Obligations. If a Party breaches its obligations under Section 10.5, the other Party may terminate this Agreement upon thirty (30) days prior written notice of termination to the breaching Party; provided that, if the breaching Party permanently ceases the activity or eliminates the condition, as applicable, giving rise to the breach of its obligations under Section 10.5 prior to the expiration of such thirty (30) day notice period, such termination shall not take effect.

         10.4 Effects of Termination. In the event that this Agreement is terminated in accordance with Section 10.1 or 10.2:

                  (a) the licenses set forth in Sections 2.1 and 2.2 shall terminate;

                  (b) Eyetech's right to receive all payments due and owing under Articles 3 and 4 hereof as of the effective date of such termination shall survive;

                  (c) each Party's right to recover against the other Party for any breaches of any representations, warranties, covenants and agreements of such other Party under this Agreement as of the effective date of such termination shall survive;

                  (d) the provisions of Articles 5 and 11, Section 6.2 and this Section 10.4 shall survive the expiration or termination of this Agreement in accordance with their terms;

                  (e) Pfizer shall promptly and in no event later than sixty (60) days after termination or expiration (i) transfer to Eyetech ownership of all governmental or regulatory filings and approvals (including all INDs and NDAs (and their foreign equivalents)) relating to Products, (ii) deliver to Eyetech all pre-clinical and clinical data and information in Pfizer's possession or control relating to the Products, (iii) deliver to Eyetech copies of all reports, records, regulatory correspondence and other materials in Pfizer's possession or control relating to the pre-clinical and clinical development, regulatory approval, manufacture, distribution and sales of Products, including without limitation all information contained in the centralized global safety database established and maintained by Pfizer in accordance with the Regulatory Services Agreement, and (iv) deliver to Eyetech all data and information relating to process conditions, in-process controls, analytical methodology and formulation, in each case as developed by Pfizer and relating to the manufacturing of Products, solely for use in connection with the Products;

                  (f) Pfizer shall grant to Eyetech a non-exclusive, non-royalty-bearing, perpetual right and license under Pfizer's and its Affiliates' rights in Collaboration Intellectual Property to develop, make, have made, use, sell, offer for sale, import, and have imported Products in the Territory;

                  (g) if Pfizer has taken over responsibility for contracting with API Bulk Drug Substance Supplier(s) and/or Fill and Finish Services Supplier(s), or for performing, either directly or through Affiliates, services that otherwise would be performed by API Bulk Drug Substance Supplier(s) and/or Fill and Finish Services Supplier(s), Pfizer shall continue to manufacture or have manufactured (including filling and finishing) Product being manufactured by Pfizer and/or its Affiliates, on the terms and conditions in effect immediately prior to termination, for worldwide supply to Eyetech during the shorter of (i) the twenty-four (24) month period following termination and (ii) the period following termination and prior to Eyetech's establishment of its own manufacturing capabilities and/or third party manufacturing and supply arrangements with respect to the Products; and Pfizer shall cooperate with Eyetech during such period to assign to Eyetech all third party manufacturing and supply (including fill and finish services) agreements and transfer to Eyetech all manufacturing know-how, and to provide Eyetech with such other assistance as may be requested by Eyetech, reasonably required by Eyetech for the purpose of establishing its own manufacturing capabilities and/or third party manufacturing and supply arrangements with respect to the Products;

                  (h) Pfizer shall permit Eyetech, at Eyetech's option, to purchase, at Manufacturing Cost, all or any part of Pfizer's worldwide unsold inventory of raw materials for Products, work-in-progress Products and finished Products as of the effective date of termination, provided that, Pfizer shall not be required to sell to Eyetech inventories of raw materials for Products and work-in-progress Products that Pfizer needs to satisfy its obligations under
Section 10.4(g); and

                  (i) unless this Agreement expressly provides that termination shall be the sole and exclusive remedy for a particular breach hereof, either Party's right to commence an action, suit or other proceeding claiming breach of this Agreement by the other Party shall survive termination.

         Upon any termination of this Agreement, each Party shall promptly return to the other Party all written Confidential Information, and all copies thereof, of such other Party.

         10.5 Non-Competition. During the Term and Co-Promotion Term (as defined in the Collaboration Agreement), neither Pfizer nor Eyetech nor any of their Affiliates shall, directly or indirectly, manufacture commercial quantities of, or market, sell, detail or promote, any Competing Product in the Territory (excluding the EU), except for the Products as provided in this Agreement and in the Collaboration Agreement. If (a) either Party terminates the Collaboration Agreement pursuant to Section 13.2, 13.4 or 13.5 of the Collaboration Agreement or (b) Pfizer terminates this Agreement pursuant to
Section 10.1 of this Agreement, then the prohibition set forth in the immediately preceding sentence shall, in the case of a termination described in clause (a) of this sentence, be extended with respect to the other Party and its Affiliates through a period immediately following the effective date of such termination of:

                           (i)      [**], if such termination occurs [**],

                           (ii)     [**], if such termination occurs [**], or

                           (iii)    [**], if such termination occurs [**],

and, in the case of a termination described in clause (b) of this sentence, be extended with respect to Pfizer and its Affiliates through a period immediately following the effective date of such termination of:

                           (i)      [**], if such termination occurs [**],

                           (ii)     [**], if such termination occurs [**], or

                           (iii)    [**], if such termination occurs [**].

Notwithstanding the foregoing, Eyetech and its Affiliates, either directly or in collaboration with third parties, shall be entitled to commercialize products that contain or are based on the Compound for use outside the Field ("POF"), provided such products are sold under product trademarks other than the Trademark(s) and are: (a) in a different dosage strength; (b) in a different formulation; or (c) with a different delivery system; in each case not intended or developed for use in the Field. Eyetech and its Affiliates shall not conduct clinical trials or marketing studies with respect to such POF to support use of such POF in the Field, and Eyetech and its Affiliates shall require any third party collaborator to comply with this undertaking with respect to any POF. Subject to the provisions of Section 10.6, any breach of this Section 10.5 shall entitle the non-breaching Party to terminate this Agreement pursuant to Section 10.3.

         10.6 Acquisitions Involving Competing Products. Notwithstanding the provisions of Section 10.5 above, if during the Term Pfizer or Eyetech or any of their respective Affiliates acquires or agrees to acquire a Competing Product in the Territory through acquisition of or merger with a company or entity, or is acquired or agrees to be acquired by a company or entity that owns a Competing Product in the Territory, Pfizer or Eyetech, as applicable, shall have thirty
(30) days from the date of public announcement of the acquisition or merger to notify the other Party as to whether Pfizer or Eyetech or the acquiring company or entity, as applicable, intends to divest its interest in such Competing Product. In the event that Pfizer or Eyetech or the acquiring company or entity, as applicable, elects to divest its interest in such Competing Product, such Party or the acquiring company or entity shall use reasonable efforts to identify a third party purchaser to whom such Party or the acquiring company or entity will divest its interest in such Competing Product and to enter into a definitive agreement with such third party for such divestiture as soon as reasonably practicable under the circumstances. If Pfizer or Eyetech or the acquiring company or entity, as applicable, elects not to divest its interest in such Competing Product or fails to divest its interest in such Competing Product within [**] after the closing of the transaction for which Pfizer or Eyetech, as applicable, has provided the other Party with notice, then the other Party shall have the option, upon written notice to Pfizer or Eyetech, as applicable, given no later than ninety (90) days after the earlier of: (i) Pfizer's or Eyetech's written notice, as applicable, of its election not to divest such Competing Product; and (ii) the end of such [**] period described above, to terminate this Agreement pursuant to Section 10.5, treating such election not to divest or failure to divest such Competing Product as a breach of Section 10.5. Notwithstanding the provisions of Section 10.5 and this Section 10.6, however, neither Party shall have the right to terminate this Agreement based on the other Party's or its

Affiliate's or acquiring company's or entity's failure to divest its interest in a Competing Product that is sold only in the EU.

         10.7 Competing Products in the EU. Notwithstanding the provisions of Sections 10.5 and 10.6 above, (a) if Pfizer or any of its Affiliates, directly or indirectly, manufactures commercial quantities of, or markets, sells, details or promotes, any Competing Product in the EU, the licenses granted by Eyetech to Pfizer in Section 2.1(a) shall at Eyetech's option, which option shall be exercisable upon notice by Eyetech to Pfizer, convert to nonexclusive licenses, and (b) if Eyetech or any of its Affiliates, directly or indirectly, manufactures commercial quantities of, or markets, sells, details or promotes, any Competing Product in the EU, then with respect to any given Net Sales of Products in the EU, subject to the limitations set forth in Section 4.1(c), the royalties set forth in Section 4.1(a) or 4.1(b) shall thereafter be reduced by [**] percent ([**]%).

                                   ARTICLE 11

                               DISPUTE RESOLUTION

         11.1 Arbitration. Any payment dispute or dispute arising out of any audit conducted pursuant to Section 5.5 shall be resolved through binding arbitration as follows:

                  (a) A Party may submit such dispute to arbitration by notifying the other Party, in writing, of such dispute. Within thirty (30) days after receipt of such notice, the Parties shall designate in writing a single arbitrator to resolve the dispute; provided, however, that if the Parties cannot agree on an arbitrator within such 30-day period, the arbitrator shall be selected by the New York, New York office of the American Arbitration Association (the "AAA"). The arbitrator shall be a lawyer knowledgeable and experienced in the law concerning the subject matter of the dispute, and shall not be an Affiliate, employee, consultant, officer, director or stockholder of any Party.

                  (b) Within thirty (30) days after the designation of the arbitrator, the arbitrator and the Parties shall meet, at which time the Parties shall be required to set forth in writing all disputed issues and a proposed ruling on the merits of each such issue.

                  (c) The arbitrator shall set a date for a hearing, which shall be no later than thirty (30) days after the submission of written proposals pursuant to Section 11.1(b), to discuss each of the issues identified by the Parties. The Parties shall have the right to be represented by counsel. Except as provided herein, the arbitration shall be governed by the Commercial Arbitration Rules of the AAA; provided, however, that the Federal Rules of Evidence shall apply with regard to the admissibility of evidence.

                  (d) The arbitrator shall use his or her best efforts to rule on each disputed issue within thirty (30) days after the completion of the hearings described in Section 11.1(c). The determination of the arbitrator as to the resolution of any dispute shall be binding and conclusive upon all Parties. All rulings of the arbitrator shall be in writing and shall be delivered to the Parties.

                  (e) The (i) attorneys' fees of the Parties in any arbitration, (ii) fees of the arbitrator and (iii) costs and expenses of the arbitration shall be borne by the Parties as determined by the arbitrator.

                  (f) Any arbitration pursuant to this Section 11.1 shall be conducted in New York, New York. Any arbitration award may be entered in and enforced by a court in accordance with Section 12.4.

         11.2 No Limitation. Nothing in Section 11.1 shall be construed as limiting in any way the right of a Party to seek a temporary restraining order or preliminary injunction with respect to any actual or threatened breach of this Agreement from, or to bring an action in aid of arbitration in, a court in accordance with Section 12.4. Should any Party seek a temporary restraining order or preliminary injunction, then for purposes of determining whether to grant such temporary restraining order or preliminary injunction, the dispute underlying the request for such temporary restraining order or preliminary injunction may be heard by a court in accordance with Section 12.4.

                                   ARTICLE 12

                                  MISCELLANEOUS

         12.1 Force Majeure. No Party shall be liable for failure of or delay in performing obligations set forth in this Agreement, and no Party shall be deemed in breach of its obligations, if such failure or delay is due to natural disasters or any causes reasonably beyond the control of such Party.

         12.2 Assignment. Except as otherwise provided herein, neither this Agreement nor any of the rights or obligations hereunder may be assigned by either Party without the prior consent of the other Party, except assignment, in whole or in part, to an Affiliate of the assigning Party so long as such Affiliate agrees in writing to be bound by the terms of this Agreement. The assigning Party shall remain primarily liable hereunder notwithstanding any such assignment. Any attempted assignment in violation hereof shall be void.

         12.3 Governing Law. This Agreement shall be governed by the laws of the State of New York without regard to its conflict of laws provisions.

         12.4 Jurisdiction. Except with respect to disputes arising out of audits conducted pursuant to Section 5.5 or with respect to payment disputes, which shall be resolved through binding arbitration in accordance with Article 11, each Party (a) irrevocably submits to the exclusive jurisdiction in the United States District Court for the Southern District of New York and any State courts sitting in New York, New York (collectively, the "Courts"), for purposes of any action, suit or other proceeding arising out of this Agreement, and (b) agrees not to raise any objection at any time to the laying or maintaining of the venue of any such action, suit or proceeding in any of the Courts, irrevocably waives any claim that such action, suit or other proceeding has been brought in an inconvenient forum and further irrevocably waives the right to object, with respect to such action, suit or other proceeding, that such Court does not have any jurisdiction over such Party.

         12.5 Notices. All notices, instructions and other communications hereunder or in connection herewith shall be in writing, shall be sent to the address below and shall be: (a) delivered personally; (b) sent by registered or certified mail, return receipt requested, postage prepaid; (c) sent via a reputable nationwide overnight courier service; or (d) sent by facsimile transmission. Any such notice, instruction or communication shall be deemed to have been delivered upon receipt if delivered by hand, three (3) Business Days after it is sent by registered or certified mail, return receipt requested, postage prepaid, one (1) Business Day after it is sent via a reputable nationwide overnight courier service, or when transmitted with electronic confirmation of receipt, if transmitted by facsimile (if such transmission is on a Business Day; otherwise, on the next Business Day following such transmission). Notices shall be addressed as follows:

If to Pfizer:                                 If to Eyetech:

PFIZER INC.                                   EYETECH PHARMACEUTICALS, INC.
235 East 42nd Street                          500 Seventh Avenue, 18th Floor
New York, New York 10017-5755                 New York, New York  10018

Fax: 212-808-8652                             Fax: 212-997-9251

Attention: President, Pfizer Pharmaceutical   Attention: Chief Executive Officer
           Group

with a copy to:                               with a copy to:

PFIZER INC.                                   Hale and Dorr LLP
235 East 42nd Street                          60 State Street
New York, New York 10017-5703                 Boston, Massachusetts 02109
Attn.: Senior Vice President and General      Attn.: David E. Redlick, Esq.
       Counsel

Fax: 212-808-8924                             Fax: 617-526-5000

Either Party may change its address by giving notice to the other Party in the manner provided above.

         12.6 Entire Agreements; Amendments. This Agreement, together with the Collaboration Agreement and the other Other Product-Related Agreements, sets forth the complete understanding of the Parties with respect to the Parties' joint development and commercialization of Products and supersedes all prior understandings and writings relating to such subject matter. None of the terms or this Agreement shall be amended, supplemented or modified except in writing signed by the Parties hereto. The Parties understand and agree that each of this Agreement and the Collaboration Agreement are considered to be a single integrated agreement and contain intellectual property rights and licenses relating to the Products for which Pfizer has bargained and paid consideration. If any applicable court of competent jurisdiction determines this Agreement or the Collaboration Agreement to be executory in nature, such agreements shall otherwise be deemed to be, for purposes of Section 365 (n) of the Bankruptcy

Code, licenses of rights to "intellectual property" as defined under Section 101 of the Bankruptcy Code.

         12.7 Severability. If and solely to the extent that any provision of this Agreement shall be invalid or unenforceable, or shall render this entire Agreement to be unenforceable or invalid, such offending provision shall be of no effect and shall not effect the validity of the remainder of this Agreement or any of its provisions; provided, however, the Parties shall use their respective reasonable efforts to renegotiate the offending provisions to best accomplish the original intentions of the Parties.

         12.8 Waivers. Any term or condition of this Agreement may be waived at any time by the Party that is entitled to the benefit thereof, but no such waiver shall be effective unless set forth in a written instrument duly executed by or on behalf of the Party or Parties waiving such term or condition. Neither the waiver by any Party of any term or condition of this Agreement nor the failure on the part of any Party, on one or more instances, to enforce any of the provisions of this Agreement or to exercise any right or privilege, shall be deemed or construed to be a waiver of such term or condition for any similar instance in the future or of any subsequent breach hereof. All rights, remedies, undertakings, obligations and agreements contained in this Agreement shall be cumulative and none of them shall be a limitation of any other remedy, right, undertaking, obligation or agreement.

         12.9 Binding Effect. This Agreement shall be binding upon and inure to the benefit of the Parties hereto and their respective permitted successors and assigns.

         12.10 Further Assurances. Following the date hereof, Eyetech and Pfizer shall and, to the extent this Agreement expressly imposes obligations on its Affiliates, each Party shall cause each of its respective Affiliates to, from time to time, execute and deliver such additional instruments, documents, conveyances or assurances and take such other actions as shall be necessary or otherwise reasonably requested by Pfizer or Eyetech, to confirm and assure the rights and obligations provided for in this Agreement, and render effective the consummation of the transactions contemplated thereby.

         12.11 Third Party Beneficiaries. None of the provisions of this Agreement shall be for the benefit of or enforceable by any third party including, without limitation, any creditor of either Party. No third party shall obtain any right under any provision of this Agreement or shall by reasons of any such provision make any claim in respect of any debt, liability or obligation (or otherwise) against either Party hereto.

         12.12 Performance by Subsidiaries and Affiliates. To the extent that this Agreement imposes obligations on Subsidiaries and Affiliates of a Party, such Party agrees to cause its Subsidiaries and Affiliates to perform such obligations.

         12.13 Counterparts. This Agreement may be executed in any two or more counterparts, each of which, when executed, shall be deemed to be an original and all of which together shall constitute one and the same document.

         12.14 Headings. Headings in this Agreement are included herein to ease of reference only and shall have no legal effect. References to Sections and Exhibits are to Sections and Exhibits of this Agreement unless otherwise specified.

         12.15 Offset. All amounts due and payable from Pfizer to Eyetech pursuant to this Agreement are subject to offset in respect of the amount of any liabilities of Eyetech paid by Pfizer to Gilead pursuant to Section 3 of the Stand-By License Agreement between Pfizer and Gilead dated December 13, 2002.

         IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed as of the date first written above by their duly authorized officers.

PFIZER INC.                               EYETECH PHARMACEUTICALS, INC.

By:    /s/ Henry A. McKinnell             By:    /s/ David R. Guyer
       __________________________                __________________________

Name:  Henry A. McKinnell                 Name:  David R. Guyer
       __________________________                __________________________

Title: Chairman and CEO                   Title: CEO
       __________________________                __________________________
                                       62

                                   EXHIBIT 1.8

                                    COMPOUND

[**]

                                  EXHIBIT 1.18

                              EYETECH PATENT RIGHTS

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                                       64


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

---------------------------------------------------------------------------------------------------------------
                  APPLICATION                                                        PATENT
COUNTRY              NUMBER            FILING DATE          STATUS                   NUMBER          ISSUE DATE
---------------------------------------------------------------------------------------------------------------
 [**]                [**]                                    [**]
 -------------------------------------------------------------------------------------------------------------
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

---------------------------------------------------------------------------------------------------------------
                  APPLICATION                                                        PATENT
COUNTRY              NUMBER            FILING DATE          STATUS                   NUMBER          ISSUE DATE
---------------------------------------------------------------------------------------------------------------
 [**]                                                        [**]
 -------------------------------------------------------------------------------------------------------------
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 [**]

                                 EXHIBIT 8.1(f)

                      CERTAIN INTELLECTUAL PROPERTY MATTERS

[**] which were previously disclosed to Pfizer.

                                 EXHIBIT 8.1(i)

                                 FUNDING SOURCES

With respect to Eyetech, other than general corporate funding, Eyetech has not received any funding, grants or loans in connection with the discovery, research and development of the Compound or any Product.

To Eyetech's knowledge, with respect to Gilead or NeXstar Pharmaceuticals, other than general corporate funding received by Gilead or NeXstar Pharmaceuticals, neither Gilead nor NeXstar Pharmaceuticals has received any funding, grants or loans in connection with the discovery, research and development of the Compound or any Product.

To Eyetech's knowledge, the following Patent Rights were supported by grants [**]. As a result, the Parties are subject to the provisions of Law referenced in Section 2.1(f) of this Agreement.

                                 EXHIBIT 8.1(j)

                                     STUDIES

8.1(j)(i): (A) The following is a list of all pre-clinical and clinical studies of the Compound, together with the dates and brief descriptions of such studies, previously or currently undertaken or sponsored by Eyetech or its Affiliates and by any third-party investigator under any contract with Eyetech, data and reports relating thereto which have been previously provided to Pfizer.

1.  [**]

    - Objectives:
              - Primary: [**]
    - Design:
              - [**]

    - NO-GO Criteria:
              - [**]
    - Logistics
              - [**]
2.  [**]

    - Objectives:
              - Primary: [**]
    - Design:
              - [**]
    - NO-GO Criteria:
              - [**]
    - Logistics
              - [**]
3.  [**]

    - Objectives:
              - Primary: [**]
    - Design:
              - [**]
    - NO-GO Criteria:
              - [**]
    - Logistics
              - [**]
4.  [**]

    - Objectives:
              - Primary: [**]
    - Design:
              - [**]
    - NO-GO Criteria:
              - [**]
    - Logistics
              - [**]
5.  [**]

    - Objectives:
              - Primary: [**]
    - Design:
              - [**]
    - NO-GO Criteria:
              - [**]
    - Logistics
              - [**]

6. [**]
   -Objectives:
                -Primary: [**]
   -Design:
                -[**]
   -NO-GO Criteria:
                -[**]
   -Logistics
                -[**]

7. [**]

   -Objectives:
                -Primary: [**]
   -Design:
                -[**]
   -NO-GO Criteria:
                -[**]
   -Logistics
                -[**]

8. [**]
   -Objectives
                -Primary: [**]
   -Design:
                -[**]
   -NO-GO Criteria:
                -[**]
   -Logistics
                -[**]

8.1(j)(i): (B) In addition, Eyetech plans to undertake the following clinical studies of the Compound:

   1. [**]
      -Objectives:
                -Primary: [**]
      -Design:
                -[**]
      -NO-GO Criteria:
                -[**]
      -Logistics
                -[**]

   2. [**]
      -Objectives:
                -Primary: [**]
      -Design:
                -[**]
      -NO-GO Criteria:
                -[**]
      -Logistics
                -[**]

   3. [**]
      -Objectives:
                -Primary: [**]
      -Design:
                -[**]
      -NO-GO Criteria:
                -[**]
      -Logistics
                -[**]

4.       [**]
    -    Objectives:
         - Primary:[**]
    -    Design:
         -    [**]
    -    NO-GO Criteria:
         -    [**]
    -    Logistics
         -    [**]

5.       [**]
    -    Objectives:
         - Primary:[**]
    -    Design:
         -    [**]
    -    NO-GO Criteria:
         -    [**]
    -    Logistics
         -    [**]

6.       [**]
    -    Objectives:
         - Primary:[**]
    -    Design:
         -    [**]
    -    NO-GO Criteria:
         -    [**]
    -    Logistics
         -    [**]

7.       [**]
    -    Objectives:
         - Primary:[**]
    -    Design:
         -    [**]
    -    NO-GO Criteria:
         -    [**]
    -    Logistics
         -    [**]

8.       [**]
    -    Objectives:
         - Primary:[**]
    -    Design:
         -    [**]
    -    NO-GO Criteria:
         -    [**]
    -    Logistics
         -    [**]

9.       [**]
    -    Objectives:
         - Primary:[**]
    -    Design:
         -    [**]
    -    NO-GO Criteria:
         -    [**]
    -    Logistics
         -    [**]


8.1(j)(ii): The following is a list of all material correspondence and contact information with the FDA and other Regulatory Authorities regarding the Compound and the Products, copies of which have been previously provided to Pfizer.

1.       EYE001 - [**] - FDA Correspondence (Updated 9/24/02)

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
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

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
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
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    Date                                 Description                   Serial #
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
    [**]                                    [**]

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

2.       [**] Correspondence (Updated 7/26/02)

----------------------------------------------------
Date                                     Description
----------------------------------------------------
[**]                                        [**]
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[**]                                        [**]
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

3.       [**] Correspondence (Updated 6/19/02)

----------------------------------------------------
Date                                     Description
----------------------------------------------------
[**]                                        [**]
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

4.       [**] Correspondence (Updated 7/26/02)

----------------------------------------------------
Date                                     Description
----------------------------------------------------
[**]                                        [**]
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[**]                                        [**]
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[**]                                        [**]
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

5.       [**] Correspondence (Updated 7/26/02)

----------------------------------------------------
Date                                    Description
----------------------------------------------------
[**]                                        [**]
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[**]                                        [**]
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

----------------------------------------------------
[**]                                        [**]
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[**]                                        [**]
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

[**]6.   [**]Correspondence (Updated 6/19/02)

----------------------------------------------------
Date                                     Description
----------------------------------------------------
[**]                                        [**]
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

7.       [**] Correspondence (Updated 8/29/01)

----------------------------------------------------
Date                                     Description
----------------------------------------------------
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

8.       [**] Correspondence (Updated 7/26/02)

----------------------------------------------------
Date                                     Description
----------------------------------------------------
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

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

----------------------------------------------------
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

9.   [**] Correspondence (Updated 6/19/02)

----------------------------------------------------
Date                                     Description
----------------------------------------------------
[**]                                        [**]
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[**]                                        [**]
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

10.      [**] Correspondence (Updated 6/19/02)

----------------------------------------------------
Date                                     Description
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
[**]                                        [**]
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                                            [**]
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

11.      [**] Correspondence (Updated 6/19/02)

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Date                                     Description
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
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

12.      [**] Correspondence

----------------------------------------------------
Date                                     Description
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
[**]                                        [**]
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

13.      [**] Correspondence (Updated 6/19/02)

----------------------------------------------------
Date                                     Description
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
[**]                                        [**]
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

14.      [**] Correspondence (Updated 6/19/02)

----------------------------------------------------
Date                                     Description
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
[**]                                        [**]
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

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15.      [**] Correspondence (Updated 7/26/02)

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
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

16.      [**] Correspondence

----------------------------------------------------
Date                                     Description
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
[**]                                        [**]
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

[**]

                                       79

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17.      [**] Correspondence (Updated 6/19/02)

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Date                                     Description
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
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

                                       80